                                                                    Exhibit 99.1

                                                               EXECUTION VERSION

                          AGREEMENT AND PLAN OF MERGER

                                       BY

                                       AND

                                      AMONG

                      LONE STAR STEAKHOUSE & SALOON, INC.,

                         LONE STAR U.S. ACQUISITIONS LLC

                                       AND

                              COI ACQUISITION CORP.

                           DATED AS OF AUGUST 18, 2006

                                TABLE OF CONTENTS

                                       ii

                                      iii

                          AGREEMENT AND PLAN OF MERGER

         This  Agreement  and  Plan of  Merger  (this  "AGREEMENT")  is made and entered into as of August 18, 2006, by and among Lone Star  Steakhouse & Saloon,
Inc., a Delaware corporation (the "COMPANY"), Lone Star U.S. Acquisitions LLC, a
Delaware limited liability company  ("PURCHASER"),  and COI Acquisition Corp., a
Delaware corporation and an affiliate of Purchaser ("MERGER SUB").

                                   WITNESSETH:

         A. The respective boards of directors or other governing body of Merger
Sub,  Purchaser and the Company deem it advisable  and in the best  interests of their respective stockholders and/or interest holders that Purchaser acquire the
Company  upon the terms  and  subject  to the  conditions  provided  for in this
Agreement.

         B. The  respective  boards  of  directors  or other  governing  body of
Purchaser and the Company deem it advisable  and in the best  interests of their respective  stockholders  and/or  interest  holders that,  immediately  prior to
Purchaser  acquiring the Company,  Purchaser or its designee  acquire all of the capital stock of certain  subsidiaries of the Company upon the terms and subject to the conditions provided for in this Agreement.

         C. The board of directors of the Company (the "BOARD") has  unanimously approved this Agreement, the merger of Merger Sub with and into the Company with the Company  surviving (the "MERGER"),  the Transfers (as defined below) and the
Distribution (as defined below) (the Merger,  the Transfers and the Distribution being  hereinafter  referred  to as  the  "TRANSACTIONS"),  and  the  Board  has determined  that such  approval is  sufficient  to render  inapplicable  to this
Agreement  and the  Transactions  the  restrictions  against the parties  hereto engaging in any business combination as set forth in Section 203 of the Delaware
General  Corporation  Law ("DGCL"),  has determined  that this Agreement and the
Transactions  are  fair to and in the  best  interests  of the  Company  and its stockholders,  and has resolved to recommend  that the holders of the  Company's issued and  outstanding  shares of common stock,  par value $0.01 per share (the
"COMMON  STOCK",  with all of the  outstanding  shares  of  Common  Stock  being hereinafter  referred to as the "SHARES"),  adopt this Agreement and approve the
Transactions.

         D. The board of directors or other governing body of each of Purchaser,
Merger  Sub  and  the  Company  have  each  approved  this   Agreement  and  the
Transactions,  including the Merger, the Transfers and the Distribution,  all in
accordance  with the DGCL and, in each such case,  upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE,  in consideration of the  representations,  warranties, covenants and agreements contained in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I
                       TERMS OF THE MERGER; THE TRANSFERS

 1.1.    STOCK TRANSFERS.

         Immediately  prior to the Effective Time (as defined herein),  upon the terms and subject to the conditions of this  Agreement,  the Company  shall,  or shall cause its applicable  subsidiaries to, sell, assign,  transfer and deliver
(each,  a  "TRANSFER"  and,  collectively,  the  "TRANSFERS")  to  one  or  more affiliates  designated by Purchaser in writing at least five business days prior to the Effective Time ("PURCHASE SUB") all of the shares of the capital stock of the  subsidiaries of the Company set forth on SCHEDULE 1.1 (each, a "TRANSFERRED
SUB" and,  collectively,  the "TRANSFERRED  SUBS"), free and clear of all liens,
claims,  pledges,  mortgages,   security  interests,  charges,  restrictions  or
encumbrances  of any  kind or  nature  whatsoever  or  agreements  with  respect thereto,  in exchange for the aggregate  amount of  $442,649,781.91  (the "STOCK
PURCHASE  AMOUNT").  In connection and concurrently  with, and as a part of, the
Transfers,  the  Company  will,  or will cause its  affiliates  to,  execute and deliver to  Purchase  Sub,  as of the  Transfer  Closing,  such  instruments  of transfer and assignment  (but without any  requirement  to record,  or otherwise notify any person of or obtain the Consent (as defined  below) of any person to, any such  transfer or  assignment)  as are  reasonably  necessary to transfer to
Purchase Sub any other capital stock,  properties,  assets or contracts owned by the Company or its  affiliates  reasonably  requested by Purchaser in writing at least 10 business days prior to the Effective Time.

 1.2.    THE MERGER.

         Upon the terms and subject to the  conditions  of this  Agreement,  the
Merger shall be consummated in accordance  with the DGCL. At the Effective Time, upon the terms and subject to the conditions of this Agreement, Merger Sub shall be merged with and into the Company in accordance with the DGCL and the separate existence of Merger Sub shall thereupon cease and the Company,  as the surviving corporation  in the Merger (the  "SURVIVING  CORPORATION"),  shall  continue its corporate  existence  under the laws of the State of Delaware as a  wholly-owned subsidiary  of  Purchaser.  It is intended  that the Merger,  combined  with the
Distribution,  will be treated as a single  overall  plan to fully  redeem  each
Company  stockholder of his, her or its shares of Common Stock for United States federal income tax purposes pursuant to Section 302 of the Internal Revenue Code of 1986, as amended,  including all regulations and interpretations thereof (the
"CODE"),  and Revenue  Rulings 55-745,  1955-2 C.B. 223 and 75-447,  1975-2 C.B.
113,  thereby  effecting a complete  termination  of each Company  stockholder's interest in the Company.

 1.3.    The Closings; Effective Time.

         (a) The closing of the Transfers  (the "TRANSFER  CLOSING")  shall take place at the offices of Olshan  Grundman  Frome  Rosenzweig & Wolosky LLP,  Park
Avenue Tower,  65 East 55th Street,  New York, New York 10022 at 9:00 a.m. local time on a date to be specified by the parties,  which shall be no later than the second  (2nd)  business  day after the date that all of the  conditions  to each party's  obligations  to effect the Transfers  have been satisfied or waived (if waivable),  unless another time,  date or place is agreed upon in writing by the parties hereto (the "TRANSFER CLOSING DATE").

         (b)  Subject  to the  provisions  of this  Agreement,  on the  Transfer
Closing Date:

              (i) The Company  shall  deliver to Purchase  Sub the  certificates representing  all of the shares of the capital  stock of each  Transferred  Sub, either  duly  endorsed  for  transfer  to Purchase  Sub or  accompanied  by duly executed stock powers.

              (ii)  Purchaser  shall pay, or cause  Purchase  Sub to pay, to the
Company or its  applicable  subsidiaries,  the Stock  Purchase  Amount,  by wire transfer of  immediately  available  funds to a bank  account  specified  by the
Company in writing to Purchaser.

              (iii)  Upon  receipt of the Stock  Purchase  Amount,  the  Company shall, or shall cause its applicable  subsidiaries to, immediately  deposit with
American Stock Transfer & Trust  Company,  10150 Mallard Creek Road,  Suite 307,
Charlotte,  NC 28262 (the "TRANSFER  AGENT") an amount equal to  $442,741,087.98 for distribution to the Company's  stockholders pursuant to the terms of Section
1.5 (the "DISTRIBUTION").

              (iv) The  parties  intend for the  Distribution  to the  Company's stockholders to be treated as a partial redemption of each Company stockholder's shares of Common  Stock for  United  States  federal  income tax  purposes.  The parties  further intend for the cash received by the Company's  stockholders  on partial  redemption of their shares of Common Stock pursuant to the Distribution and the cash  received  by the  Company's  stockholders  in  exchange  for their remaining  shares of Common Stock pursuant to the Merger will be treated as part of the same overall plan to fully redeem each Company stockholder of his, her or its  shares of Common  Stock for  United  States  federal  income  tax  purposes pursuant to Section 302 of the Code, and Revenue Rulings 55-745, 1955-2 C.B. 223
and 75-447,  1975-2 C.B. 113, thereby  effecting a complete  termination of each
Company stockholder's interest in the Company.

         (c) The closing of the Merger (the  "CLOSING")  shall take place at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65
East 55th  Street,  New York,  New York 10022,  at 10:00 a.m.  local time on the
Transfer Closing Date after all of the conditions to each party's obligations to effect the Merger have been  satisfied or waived (if  waivable),  unless another time, date or place is agreed upon in writing by the parties hereto. The Closing shall not occur unless the Transfer Closing shall have occurred.

         (d) Subject to the  provisions of this  Agreement,  on the Closing Date the parties  shall file with the  Secretary  of State of the State of Delaware a certificate of merger in accordance with the DGCL (the  "CERTIFICATE OF MERGER")
executed in accordance  with the relevant  provisions of the DGCL and shall make all other filings or recordings  required  under the DGCL in order to effect the
Merger.  The Merger shall become effective upon the filing of the Certificate of
Merger or at such other time as is agreed by the parties hereto and specified in the  Certificate of Merger.  The time when the Merger shall become  effective is herein  referred to as the "EFFECTIVE  TIME" and the date on which the Effective
Time occurs is herein referred to as the "CLOSING DATE."

 1.4.    CONVERSION OF SECURITIES.

         At the  Effective  Time, by virtue of the Merger and without any action on the part of the holders of any securities of Merger Sub or the Company:

         (a) Each Share that is owned by  Purchaser  or Merger  Sub,  or that is owned by the Company as treasury  stock,  shall  automatically  be cancelled and retired and shall cease to exist,  and no  consideration  shall be  delivered in exchange therefor.

         (b)  Each  issued  and  outstanding  Share  (other  than  Shares  to be cancelled in accordance  with Section  1.4(a) hereof and  Dissenting  Shares (as defined in Section 1.7 below)) shall  automatically  be converted into the right
to  receive   $6.33  in  cash,   as  a  result  of  the  Merger   (the   "MERGER
CONSIDERATION"),  and  $20.77  in cash,  as a result  of the  Distribution  (the
"DISTRIBUTION CONSIDERATION"),  payable, without interest, to the holder of such
Share upon  surrender,  in the manner  provided in Section  1.5  hereof,  of the certificate  that  formerly  evidenced  such  Share.  All such  Shares,  when so converted,  shall no longer be outstanding and shall  automatically be cancelled and  retired  and  shall  cease to  exist,  and  each  holder  of a  certificate representing  any  such  Shares  shall  cease to have any  rights  with  respect
thereto,   except  the  right  to  receive  the  Merger  Consideration  and  the
Distribution  Consideration  therefor upon the surrender of such  certificate in accordance with Section 1.5 hereof. Without limiting any other provision of this
Agreement, the Merger Consideration and the Distribution  Consideration shall be adjusted to reflect fully the effect of any stock split,  reverse  split,  stock dividend (including any dividend or distribution of securities  convertible into
Common  Stock),  reorganization,  recapitalization  or other  like  change  with respect to the Common  Stock  occurring  after the date  hereof and prior to the
Effective Time and/or the Transfer Closing Date.

         (c) Each  issued and  outstanding  share of common  stock of Merger Sub shall be converted into one validly issued,  fully paid and nonassessable  share of common stock of the Surviving Corporation.

 1.5. PAYMENT FOR CERTIFICATES; DISTRIBUTION.

         (a)  TRANSFER  AGENT.  The  Transfer  Agent  shall act as agent for the holders of the Shares (other than Shares held by Purchaser,  the Company and any of their respective  subsidiaries and Dissenting  Shares) in connection with the
Merger  and  the   Distribution  to  receive  in  trust  the  aggregate   Merger
Consideration  and the  Distribution  Consideration  to which  holders of Shares shall become  entitled  pursuant to Section  1.4(b)  hereof.  The Company  shall deposit  the  Distribution  with the  Transfer  Agent  pursuant  to the terms of
Section 1.3(b)(iii).  Purchaser shall deposit the aggregate Merger Consideration with the Transfer  Agent on the Transfer  Closing  Date.  The  aggregate  Merger
Consideration and the aggregate Distribution  Consideration shall be invested by the Transfer Agent as directed by Purchaser.

         (b) EXCHANGE  PROCEDURES.  Promptly after the Effective Time, Purchaser and the Surviving Corporation shall cause to be mailed to each holder of record, as of the Effective Time, of a certificate or  certificates,  which  immediately prior to the Effective Time represented outstanding Shares (the "CERTIFICATES"), whose Shares were converted  pursuant to Section 1.4(b) hereof into the right to receive the Merger Consideration and the Distribution Consideration, a letter of transmittal  (which shall specify that delivery  shall be effected,  and risk of loss and title to the Certificates  shall pass, only upon proper delivery of the
Certificates to the Transfer Agent and shall be in such form and have such other provisions  as Purchaser may  reasonably  specify) and  instructions  for use in effecting  the  surrender  of  the  Certificates  in  exchange  for  the  Merger
Consideration  and  the  Distribution  Consideration  to  be  received  by  each stockholder.  Upon surrender of a Certificate  for  cancellation to the Transfer
Agent or to such  other  agent  or  agents  as may be  appointed  by  Purchaser, together with such letter of transmittal,  properly  completed and duly executed in accordance  with the  instructions  thereto,  the holder of such  Certificate shall be entitled to receive in exchange  therefor the Merger  Consideration and the  Distribution  Consideration  for each Share  formerly  represented  by such
Certificate, and the Certificate so surrendered shall forthwith be cancelled. No interest  will be paid or accrued on the cash payable upon the  surrender of the
Certificates.  If  payment  of the  Merger  Consideration  and the  Distribution
Consideration  is to be made to a person other than the person in whose name the surrendered  Certificate is registered,  it shall be a condition of payment that the Certificate so surrendered  shall be properly endorsed or shall be otherwise in proper form for transfer and that the person  requesting  such payment  shall have paid all transfer and other Taxes (as defined herein) required by reason of the issuance to a person  other than the  registered  holder of the  Certificate surrendered  or shall have  established to the  reasonable  satisfaction  of the
Surviving  Corporation that such Tax (as defined herein) either has been paid or is not applicable.  Until  surrendered as contemplated by this Section 1.5, each
Certificate  shall be deemed at any time after the  Effective  Time to represent only  the  right  to  receive  the  Merger  Consideration  and the  Distribution
Consideration for each Share in cash as contemplated by Section 1.4(b) hereof.

         (c) TRANSFER BOOKS; NO FURTHER  OWNERSHIP RIGHTS IN THE SHARES.  At the
Effective  Time, the stock  transfer  books of the Company shall be closed,  and thereafter there shall be no further  registration of transfers of the Shares on the records of the Company.  From and after the Effective  Time,  the holders of
Certificates evidencing ownership of the Shares outstanding immediately prior to the  Effective  Time shall cease to have any rights with respect to such Shares, except as  otherwise  provided  for herein or by  applicable  Law. If, after the
Effective Time,  Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article I.

         (d)  TERMINATION  OF FUND;  NO  LIABILITY.  At any time  following  the nine-month anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Transfer Agent to deliver to it any funds (including any interest  received with respect  thereto)  which had been made  available to the
Transfer  Agent,  and  holders  shall  be  entitled  to  look  to the  Surviving
Corporation (subject to abandoned property,  escheat or other similar laws) only as general  creditors  thereof with respect to the Merger  Consideration and the
Distribution  Consideration  payable upon due  surrender of their  Certificates, without  any  interest  thereon.  Notwithstanding  the  foregoing,  neither  the
Surviving  Corporation  nor the  Transfer  Agent nor any party  hereto  shall be liable  to  any  holder  of  a  Certificate  for  Merger  Consideration  or  the
Distribution  Consideration  delivered  to a  public  official  pursuant  to any applicable  abandoned  property,  escheat or similar  law.

         (e)  LOST,  STOLEN  OR  DESTROYED   CERTIFICATES.   In  the  event  any
Certificate(s) shall have been lost, stolen or destroyed,  upon the making of an affidavit of that fact by the person  claiming such  Certificate(s)  to be lost, stolen or destroyed and, if required by Purchaser, the posting by such person of a bond in such sum as Purchaser may reasonably  direct as indemnity  against any claim that may be made  against any party  hereto or the  Surviving  Corporation with respect to such Certificate(s), the Transfer Agent will disburse the Merger
Consideration  and the  Distribution  Consideration  pursuant to Section  1.5(b)
payable in respect of the Shares  represented by such lost,  stolen or destroyed
Certificate(s).

         (f)  WITHHOLDING  TAXES.  Purchaser,  Merger  Sub and the  Company,  as
applicable,  shall be entitled  to deduct and  withhold,  or cause the  Transfer
Agent  to  deduct  and  withhold,  from  the  Merger  Consideration  and/or  the
Distribution  Consideration payable to a holder of Shares pursuant to the Merger and/or the  Distribution any such amounts as are required under the Code, or any applicable  provision  of state,  local or foreign  Tax law.  To the extent that amounts are so withheld by Purchaser,  Merger Sub or the Company,  such withheld amounts shall be treated for all purposes of this  Agreement as having been paid to the holder of the Shares in respect of which such  deduction and  withholding was made by Purchaser, Merger Sub or the Company.

 1.6.    OPTIONS.

         (a) With  respect to all  outstanding  options to purchase  Shares (the
"COMPANY  OPTIONS") granted under the Company's 1992 Incentive and Non-qualified
Stock Option Plan, as amended,  1992  Directors'  Stock Option Plan, as amended, and 2004 Stock  Option  Plan,  as amended  (collectively,  the  "COMPANY  OPTION
PLANS") or otherwise, whether or not then vested, at the Effective Time, subject to the terms and conditions set forth below in this Section 1.6(a),  each holder of a Company  Option  will be entitled to receive  from the  Company,  and shall receive,  in settlement of each Company Option a cash amount (the "CASH AMOUNT")
equal to the net amount of (A) the product of (i) the excess, if any, of the sum of the  Merger  Consideration  plus  the  Distribution  Consideration  less  the exercise  price  per  share  of  such  Company  Option  at the  Effective  Time, multiplied by (ii) the number of shares subject to such Company Option, less (B)
any applicable  withholdings  for Taxes.  If the exercise price per share of any
Company  Option equals or exceeds the sum of the Merger  Consideration  plus the
Distribution  Consideration,  the Cash  Amount  therefor  shall be zero and such
Company  Option shall be cancelled  and all of such  holder's  rights under such
Company  Options shall  terminate at the  Effective  Time.  Notwithstanding  the foregoing, (i) payment of the Cash Amount is subject to written acknowledgement, in a form reasonably  acceptable to the Surviving  Corporation,  that no further payment is due to such holder on account of any  Company  Option and all of such holder's rights under such Company Options have terminated and (ii) with respect to any person subject to Section 16(a) of the  Securities  Exchange Act of 1934,
as amended (the  "EXCHANGE  ACT"),  any Cash Amount to be paid to such person in accordance  with this Section 1.6(a) shall be paid as soon as practicable  after the payment can be made without  liability to such person under Section 16(b) of the Exchange Act.

         (b) As of the Effective  Time,  except as provided in this Section 1.6, all rights  under any Company  Option and any  provision  of the Company  Option
Plans and any other plan,  program or arrangement  providing for the issuance or grant of any other interest in respect of the securities of the Company shall be cancelled.  The Company shall ensure that,  as of and after the Effective  Time, except  as  provided  in this  Section  1.6,  no  person  shall  have any  right
(including,  without  limitation,  any right to acquire  any  securities  of the
Company or any of its subsidiaries)  under the Company Option Plans or any other plan,  program or  arrangement  with respect to securities  of the Company,  the
Surviving Corporation or any subsidiary thereof.

         (c) At or before the  Effective  Time,  the  Company  shall cause to be effected  any  necessary  amendments  to the Company  Option Plans and any other resolutions, consents or notices, in form and substance reasonably acceptable to

Purchaser,  required  under the Company  Option Plans or any Company  Options to give effect to the foregoing provisions of this Section 1.6.

         (d) The Company and the Purchaser agree that it is their intent to, and that they will,  report all income tax deductions  resulting from the payment of the Cash  Amount in the  portion  of the  Company's  taxable  year  prior to the
Effective Time.

 1.7.    DISSENTING SHARES.

         Notwithstanding  any provision of this Agreement to the contrary,  each outstanding  Share, the holder of which has demanded and perfected such holder's right to dissent from the Merger and to be paid the fair value of such Shares in accordance  with the DGCL and, as of the  Effective  Time,  has not  effectively withdrawn or lost such dissenters' rights  ("DISSENTING  SHARES"),  shall not be converted into or represent a right to receive the Merger  Consideration and the
Distribution  Consideration  into which Shares are converted pursuant to Section
1.4(b)  hereof,  but the holder thereof shall be entitled only to such rights as are granted by the DGCL.  Notwithstanding the immediately preceding sentence, if any holder of Shares who demands  dissenters'  rights with respect to its Shares under the DGCL  effectively  withdraws or loses  (through  failure to perfect or otherwise)  its  dissenters'  rights,  then  as of  the  Effective  Time  or the occurrence  of such event,  whichever  later occurs,  such holder's  Shares will automatically  be  converted  into and  represent  only the right to receive the
Merger  Consideration and the Distribution  Consideration as provided in Section
1.4(b) hereof,  without interest  thereon,  upon surrender of the certificate or certificates  formerly  representing  such  Shares,  in the manner  provided  in
Section 1.5 hereof.  The Company shall give  Purchaser (i) prompt written notice of any notice of intent to demand fair value for any Shares, withdrawals of such notices,  and any other instruments  served pursuant to the DGCL and received by the Company, and (ii) the opportunity to direct all negotiations and proceedings with  respect to demands for fair value for Shares  under the DGCL.  The Company shall not, except with the prior written consent of Purchaser,  make any payment with  respect  to any  demands  for fair  value for Shares or offer to settle or settle any such demands.

 1.8.    CERTIFICATE OF INCORPORATION AND BYLAWS.

         Subject to Section 5.4 hereof,  at and after the  Effective  Time until the same have been duly amended,  (i) the  Certificate of  Incorporation  of the
Company  in  effect  at  the  Effective   Time  shall  be  the   Certificate  of
Incorporation of the Surviving Corporation and (ii) and the Bylaws of Merger Sub
in  effect  at  the  Effective  Time  shall  be  the  Bylaws  of  the  Surviving
Corporation.

 1.9.    DIRECTORS AND OFFICERS.

         At  and  after  the  Effective   Time,  the  directors  of  Merger  Sub
immediately  prior to the Effective Time shall be the directors of the Surviving
Corporation,  and the officers of the Company immediately prior to the Effective
Time shall be the  officers  of the  Surviving  Corporation,  in each case until their  successors are elected or appointed and  qualified.  If, at the Effective
Time,  a vacancy  shall exist on the board of  directors or in any office of the
Surviving  Corporation,  such  vacancy  may  thereafter  be filled in the manner provided by Law.

 1.10.   OTHER EFFECTS OF MERGER.

         The  Merger  shall  have  all  further  effects  as  specified  in  the applicable provisions of the DGCL.

 1.11.    ADDITIONAL ACTIONS.

         If, at any time after the Effective Time, the Surviving  Corporation or
Purchase  Sub  shall  consider  or be  advised  that any  deeds,  bills of sale, assignments,  assurances  or any  other  actions  or  things  are  necessary  or desirable to vest,  perfect or confirm of record or otherwise in Purchaser,  the
Surviving  Corporation  or Purchase  Sub its right,  title or interest in, to or under any of the rights,  properties or assets of Merger Sub, the Company or the
Transferred  Subs or otherwise to carry out this Agreement or the  Transactions, the officers and  directors of the  Surviving  Corporation  or Purchase  Sub, as
applicable,  shall be  authorized  to execute  and  deliver,  in the name and on behalf of Merger Sub, the Company or the  Transferred  Subs, as applicable,  all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Merger  Sub,  the  Company  or the  Transferred  Subs,  as
applicable,  all such other  actions and things as may be necessary or desirable to vest,  perfect or confirm any and all right,  title and  interest  in, to and under such rights, properties or assets in the Purchaser,  Surviving Corporation or Purchase Sub, as applicable,  or otherwise to carry out this Agreement or the
Transactions.  Any such transfers or actions that occur pursuant to this Section
1.11 shall be deemed to have  occurred  immediately  prior to or on the Transfer
Closing Date or the Closing Date, as applicable.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The  following   representations  and  warranties  by  the  Company  to
Purchaser and Merger Sub are qualified by the Company Disclosure Schedule, which sets forth certain disclosures  concerning the Company, its subsidiaries and its business (the "COMPANY DISCLOSURE SCHEDULE"). The disclosure of any fact or item in any section of the Company Disclosure Schedule shall, should the existence of such fact or item be relevant to any other  section,  be deemed to be  disclosed with respect to that other section so long as the  relevance of such  disclosure to such other section is reasonably apparent.

         The Company hereby  represents and warrants to Purchaser and Merger Sub as follows:

 2.1.    DUE ORGANIZATION AND GOOD STANDING.

         Each of the Company and its subsidiaries is a corporation or other form of entity duly organized,  validly  existing and in good standing under the laws of the  jurisdiction  of its  organization  and  has  all  requisite  power  and authority to own,  lease and operate its properties and to carry on its business as now  being  conducted.  Each  of the  Company  and its  subsidiaries  is duly qualified or licensed and in good  standing to do business in each  jurisdiction in which the  character of the property  owned,  leased or operated by it or the nature of the  business  conducted by it makes such  qualification  or licensing necessary,  except where the failure to be so duly  qualified or licensed and in good  standing  could not  reasonably  be  expected  to have a Company  Material
Adverse  Effect.  For purposes of this  Agreement,  the term  "COMPANY  MATERIAL
ADVERSE EFFECT" shall mean a material adverse effect on the business,  financial condition or results of operations of the Company and its subsidiaries, taken as a whole,  or the ability of the Company to consummate  any of the  Transactions, except in each  case for any such  effects  resulting  from,  arising  out of or relating  to (a) the  taking  of any  action  or  incurring  of any  expense  in connection with this Agreement or any of the Transactions, (b) the entry into or announcement  of this  Agreement  and the  Transactions,  (c) any  change  in or interpretations of (i) U.S. generally accepted accounting principles ("GAAP") or
(ii) any Law, (d) any change in interest rates or general economic conditions in the  industries  or  markets  in which the  Company  or any of its  subsidiaries operates or affecting  the United  States or foreign  economies in general or in the United States or foreign  financial,  banking or securities  markets  (which changes  do  not  affect  the  Company  and  its  subsidiaries  to a  materially disproportionate  degree),  (e) any  action  taken  by  Purchaser,  Merger  Sub,
Purchase Sub or any of their respective affiliates,  (f) any natural disaster or act of God, or (g) any act of terrorism or outbreak or escalation of hostilities or armed conflict. Company Material Adverse Effect does not include any changes, events,  conditions or effects relating solely to Purchaser or its subsidiaries'
financial  condition,  results  of  operations  or  business.  The  Company  has heretofore  made  available  to Purchaser  accurate  and complete  copies of the
Certificate of Incorporation and Bylaws or other  organizational  documents,  as currently in effect, of the Company and each of its subsidiaries.

 2.2.    CAPITALIZATION.

         (a) The authorized  capital stock of the Company consists of 98,000,000 shares of Common Stock and 2,000,000  shares of preferred  stock, par value $.01 per share (the  "PREFERRED  STOCK"  and,  together  with the Common  Stock,  the
"COMPANY CAPITAL STOCK"). As of the close of business on the date hereof, except as  set  forth  on  SECTION  2.2(a)  of the  Company  Disclosure  Schedule,  (i)
21,316,374 shares of Common Stock were issued and outstanding, (ii) no shares of
Preferred  Stock were  issued and  outstanding,  and (iii)  3,723,671  shares of
Common Stock were reserved for issuance pursuant to outstanding Company Options.
All of the  outstanding  shares of Company  Capital Stock are, and all shares of
Company  Capital  Stock  which  may  be  issued  pursuant  to  the  exercise  of outstanding  Company  Options  will  be,  when  issued  in  accordance  with the respective  terms  thereof,  duly  authorized,  validly  issued,  fully paid and non-assessable. None of the outstanding Company Capital Stock has been issued in violation  of any  federal  or  state  securities  laws or in  violation  of any purchase  option,  call  option,  right  of  first  refusal,  preemptive  right, subscription right or any similar right. Except as set forth above or in Section
2.3 below,  as of the date  hereof,  no shares of voting or  non-voting  capital stock, other equity interests,  or other voting securities of the Company or its subsidiaries are issued,  reserved for issuance or outstanding.  All outstanding
Company Options were granted under the Company Option Plans. Neither the Company nor any of its  subsidiaries has issued any Company Option where, as of the date the Company  Option was granted,  the exercise  price of the Company  Option was less than the fair market value of the stock  subject to such Company  Option as of that date.  Except as set forth on SECTION  2.2(a) of the Company  Disclosure
Schedule, there are no stock-appreciation rights, stock-based performance units,
"phantom" stock rights or other  agreements,  arrangements or commitments of any character  (contingent or otherwise),  pursuant to which any person is or may be entitled to receive any payment or other value based on the  revenues,  earnings or financial  performance,  stock price  performance or assets of the Company or any of its  subsidiaries  or  calculated  in  accordance  therewith  (other than ordinary  course  payments,  commissions  or bonus plans to  employees  or sales representatives  of the  Company  or its  subsidiaries  based upon  revenues  or profits generated by them without  augmentation as a result of the Transactions)
or to  cause  the  Company  or any of its  subsidiaries  to file a  registration statement under the Securities Act of 1933, as amended (the  "SECURITIES  ACT"), or which otherwise  require the registration of any securities of the Company or any of its subsidiaries.

         (b) Except as set forth in  SECTION  2.2(b) of the  Company  Disclosure
Schedule,  (i) the Company  directly or indirectly owns all of the capital stock of, or other equity interests in, its  subsidiaries,  (ii) there are no existing options, warrants, puts, calls, preemptive or similar rights, bonds, debentures, notes or other  indebtedness  having  voting  rights  or debt  convertible  into securities  having such rights ("VOTING DEBT") or subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued  capital stock of, or other equity  interests in, the Company or any of its subsidiaries  obligating the Company or any of its subsidiaries to issue, transfer or sell or cause to be issued,  transferred,  sold or  repurchased  any options or shares of capital  stock or Voting Debt of, or other equity  interest in, the Company or any of its  subsidiaries  or securities  convertible  into or exchangeable for such shares or equity  interests,  or obligating the Company or any of its subsidiaries to grant, extend or enter into any such option, warrant, call,  subscription  or other right,  agreement,  arrangement  or commitment and
(iii) there are no outstanding  contractual  obligations or other commitments of the  Company  or any of its  subsidiaries  to  repurchase,  redeem or  otherwise acquire  any  Company  Capital  Stock,  or other  capital  stock  of,  or equity interests in, the Company or any of its subsidiaries or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

         (c) There are no voting trusts or other agreements or understandings to which the Company is a party with  respect to the voting of the Company  Capital
Stock.

         (d)  Following the  Effective  Time, no holder of Company  Options will have any right to receive  shares of common stock of the  Surviving  Corporation upon exercise of Company Options.

         (e) Except as  disclosed  in SECTION  2.2(e) of the Company  Disclosure
Schedule, no Indebtedness of the Company or any of its subsidiaries contains any restriction  upon  (i) the  prepayment  of any of such  Indebtedness,  (ii)  the incurrence of Indebtedness by the Company or any of its  subsidiaries,  or (iii)
the ability of the Company or any of its  subsidiaries  to grant any lien on its properties or assets.  As used in this Agreement,  "INDEBTEDNESS"  means (A) all

                                       10

indebtedness  for borrowed money or for the deferred  purchase price of property or services  (other than  current  trade  liabilities  incurred in the  ordinary course of business and payable in accordance with customary practices),  (B) any other  indebtedness  that is  evidenced  by a note,  bond,  debenture or similar instrument,  (C) all obligations under financing leases,  (D) all obligations in respect of acceptances  issued or created,  (E) all  liabilities  secured by any lien on any property and (F) all guarantee obligations.

         (f) SECTION 2.2(f) of the Company Disclosure Schedule lists all Company
Options  outstanding  as of the  date  hereof  and the name of the  holder,  the exercise price,  and the number and class of Company Capital Stock which are the subject of each Company Option.

         (g) No agreement or understanding requires consent or approval from the holder of any Company Option to effectuate the terms of this Agreement.

 2.3.    SUBSIDIARIES

         SECTION 2.3 of the Company  Disclosure  Schedule contains a list of all subsidiaries  of the  Company  and the number and class of  outstanding  capital stock, or other equity interests,  held directly or indirectly by the Company in each such  subsidiary.  Each subsidiary is wholly owned by the Company or one of its subsidiaries,  except as set forth in SECTION 2.3 of the Company  Disclosure
Schedule.  All of the capital stock and other  interests of the  subsidiaries so held are owned by the  Company  free and clear of any  liens,  claims,  pledges, mortgages, security interests, charges, restrictions or encumbrances of any kind or nature  whatsoever or agreement with respect thereto.  All of the outstanding shares of capital stock in each of the subsidiaries held by the Company are duly authorized, validly issued, fully paid and nonassessable and were issued free of preemptive  rights and in compliance with applicable Laws. No equity  securities or other interests of any of the  subsidiaries  are or may become required to be issued or purchased by reason of any options,  warrants, rights to subscribe to, puts,  calls  or  commitments  of  any  character  whatsoever  relating  to,  or securities or rights convertible into or exchangeable for, shares of any capital stock  of,  or other  equity  interests  in,  any  subsidiary,  and there are no contracts,  commitments,  understandings or arrangements by which any subsidiary is  bound  to issue  additional  shares  of its  capital  stock or other  equity interests, or options,  warrants or rights to purchase or acquire any additional shares of its capital stock or other equity interests or securities  convertible into or exchangeable for such shares or interests.

 2.4.    AUTHORIZATION; BINDING AGREEMENT.

         The Company has all requisite  corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the  consummation of the  Transactions  have been duly and validly authorized and unanimously approved by the Board, such approval is sufficient to render  inapplicable to this Agreement and the Transactions the provisions of Section 203 of the DGCL such that said  provisions  will not apply to this Agreement and the  Transactions,  and no other corporate  proceedings on the part of the Company are necessary to authorize the execution and delivery of this  Agreement or to  consummate  the  Transactions  (other than the  requisite approval of the  Transactions  by the  stockholders of the Company in accordance with the DGCL).  This Agreement has been duly and validly executed and delivered by the Company and  constitutes  the legal,  valid and binding  agreement of the

                                       11

Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability  thereof may be limited by applicable bankruptcy, insolvency,  reorganization  or other similar laws affecting the  enforcement of
creditors'   rights   generally  and  by  principles  of  equity  regarding  the availability of remedies ("ENFORCEABILITY EXCEPTIONS").

 2.5.    GOVERNMENTAL APPROVALS.

         No  consent,  approval,  waiver  or  authorization  of,  notice  to  or declaration or filing with ("CONSENT"),  any nation or government,  any state or other political  subdivision thereof,  any entity,  authority or body exercising executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to government,  including,  without  limitation,  any governmental or regulatory authority, agency, department,  board, commission,  administration or instrumentality,  any  court,  tribunal  or  arbitrator  or any  self-regulatory organization ("GOVERNMENTAL AUTHORITY") on the part of the Company or any of its subsidiaries is required to be obtained or made in connection with the execution or delivery by the Company of this Agreement or the  consummation by the Company of the Transactions  other than (i) the filing of the Certificate of Merger with the  Secretary  of State of the State of Delaware in  accordance  with the DGCL,
(ii) filings with the Securities and Exchange  Commission  (the "SEC") and state securities  laws  administrators,  (iii) such  filings as may be required in any jurisdiction  where the Company or its  subsidiaries are qualified or authorized to do business as a foreign  corporation in order to maintain such qualification or authorization,  (iv) pursuant to the Hart-Scott-Rodino Antitrust Improvements
Act of 1976,  as amended  (the "HSR ACT"),  (v) such  filings as may be required with respect to the Company Permits (as hereinafter  defined),  (vi) pursuant to federal,  state,  city and local Laws  governing  the sale of liquor that may be applicable,  and (vii) those  Consents  that, if they were not obtained or made, could not reasonably be expected to result in a Company Material Adverse Effect.

 2.6.    NO VIOLATIONS.

         The execution and delivery of this Agreement,  the  consummation of the
Transactions and the compliance by the Company and its subsidiaries  with any of the provisions  hereof will not (i) conflict with or result in any breach of any provision  of the  Certificate  of  Incorporation  or Bylaws or other  governing instruments of the Company or any of its subsidiaries,  (ii) except as set forth on SECTION 2.6 of the Company Disclosure Schedule,  require any Consent under or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a  default  (or give  rise to any  right of  termination, cancellation or acceleration) under, any of the terms,  conditions or provisions of any Company Material  Contract (as defined below),  Company Lease (as defined below),  material agreement related to Company Intellectual Property (as defined below) or Franchise Agreement (as defined below), to which the Company or any of its subsidiaries is a party or by which their assets are bound,  (iii) result in the creation or imposition of any liens, charges,  security interests,  options, claims,  mortgages,  pledges,  assessments,  adverse claims, rights of others or restrictions  (whether on voting, sale,  transfer,  disposition or otherwise) or other encumbrances or restrictions of any nature whatsoever,  whether imposed by agreement, understanding, law or equity, or any conditional sale contract, title retention  contract or other  contract to give or refrain from giving any of the foregoing  ("ENCUMBRANCES")  upon any of the assets of the Company or any of its subsidiaries  or (iv)  subject  to  obtaining  the  Consents  from  Governmental

                                       12

Authorities  referred  to in  Section  2.5  hereof,  contravene  any  applicable provision of any statute,  law, rule or regulation or any legally binding order, decision,  injunction,  judgment, award or decree ("LAW" or "LAWS") to which the
Company, any of its subsidiaries or any of their assets or properties is subject or any Company Permit.

 2.7.    SEC FILINGS; COMPANY FINANCIAL STATEMENTS.

         (a) The  Company  has  timely  filed  all  forms,  reports,  schedules, statements and other documents  required to be filed by the Company with the SEC since  December 31, 2003 under the Exchange Act or the  Securities  Act, and has made available to Purchaser true and complete copies of such forms,  reports and documents in the form filed with the SEC. All such required  forms,  reports and documents  (including  those that the  Company may file  subsequent  to the date hereof) are referred to herein as the  "COMPANY  SEC  REPORTS." At the time when filed (or if amended or  superseded  by a  subsequent  filing  prior to the date hereof  then on the date of such later  filing),  the  Company  SEC  Reports (i)
complied in all material respects with the requirements of the Securities Act or the  Exchange  Act, as the case may be, the  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the SEC  thereunder  applicable  to such  Company SEC
Reports  and  (ii)  did not at the time  they  were  filed  contain  any  untrue statement  of a material  fact or omit to state a material  fact  required to be stated  therein or necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading. There are no outstanding comments from, or, to the Company's knowledge,  unresolved issues raised by, the SEC with  respect to the Company SEC  Reports.  To the  Company's knowledge,  none of the Company SEC Reports is currently  being  reviewed by the
SEC,  and the Company has not  received  any  correspondence  or  indication  in writing from the SEC that it, or any transaction or transactions entered into by the Company or any of its subsidiaries, is being investigated either formally or informally by the SEC.  Between the date of this Agreement and the Closing Date, the Company will timely file with the SEC all documents  required to be filed by it under the Exchange Act. None of the Company's  subsidiaries  has filed, or is obligated to file, any report,  registration  statement or other filing with the
SEC.

         (b) Each of the consolidated financial statements  (including,  in each case, any related notes thereto) contained in the Company SEC Reports as amended to date (the  "COMPANY  FINANCIALS"),  including  each  Company SEC Report filed after the date hereof until the Closing,  (i) was prepared  from,  in accordance with and accurately  reflects in all material  respects the Company's  books and records as of the times and for the periods  referred to therein,  (ii) complied in all material  respects with the published  rules and  regulations  of the SEC with respect  thereto,  (iii) was prepared in accordance  with GAAP applied on a consistent  basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements,  as may be  permitted  by the SEC on Form 10-Q  under the  Exchange  Act),  and (iv)
fairly  presented the consolidated  financial  position of the Company as at the
respective  dates  thereof  and  the  consolidated   results  of  the  Company's
operations and cash flows for the periods  indicated,  except that the unaudited interim  financial  statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments, none of which were or are expected to be material.  The balance  sheet of the Company  contained in the Company SEC
Report as of June 13,  2006 (the  "BALANCE  SHEET  DATE") as filed  with the SEC before  the date  hereof is  hereinafter  referred  to as the  "COMPANY  BALANCE
SHEET."

                                       13

         (c) The Company has  heretofore  made available to Purchaser a complete and correct copy of any  amendments  or  modifications,  which have not yet been filed with the SEC but which are required to be filed, to agreements,  documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

         (d) SECTION  2.7(d) of the  Company  Disclosure  Schedule  sets forth a complete list of all effective registration statements filed on Form S-3 or Form
S-8 or  otherwise  relying on Rule 415 under the  Securities  Act on which there remain unsold securities.

         (e) The Company has established and maintains  disclosure  controls and procedures (as defined in Rules 13a-14 and 15d-14 promulgated under the Exchange
Act) so that material  information  relating to the Company should be made known to the Chief  Executive  Officer and Chief Financial  Officer.  To the Company's
knowledge,  there are no significant  deficiencies or material weaknesses in the design or operation of the  Company's  internal  controls  that could  adversely affect the Company's ability to record, process,  summarize and report financial data.

         (f)  SECTION  2.7(f)  of the  Company  Disclosure  Schedule  lists  all
"off-balance  sheet  arrangements"  (as  defined in Item 303 of  Regulation  S-K promulgated by the SEC) effected by the Company or any of its subsidiaries since
December 31, 2003,  and the Company has provided or made  available to Purchaser copies of the documentation creating or governing such arrangements.

 2.8.    ABSENCE OF CERTAIN CHANGES.

         Except as disclosed in SECTION 2.8 of the Company Disclosure  Schedule,
from the Balance Sheet Date to the date hereof, the Company and its subsidiaries have not:

         (a) suffered any Company Material Adverse Effect or any event or change which  could  reasonably  be expected  to result in a Company  Material  Adverse
Effect;

         (b) except for items  incurred in the  ordinary  course of business and
consistent   with  past  practice,   incurred  any  liabilities  or  obligations
(absolute,  accrued,  contingent  or  otherwise)  which  exceed  $500,000 in the aggregate;

         (c)  paid,   discharged  or  satisfied  any  claims,   liabilities   or
obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past  practice of claims,  liabilities  and  obligations  reflected  or reserved against in the  Company  Balance  Sheet or incurred  in the  ordinary  course of business and consistent with past practice since the Balance Sheet Date;

         (d)  permitted  or allowed  any of their  properties  or assets  (real, personal or mixed,  tangible or intangible) to be subjected to any Encumbrances, except for liens for current Taxes not yet due or liens the  incurrence of which could not reasonably be expected to have a Company Material Adverse Effect;

         (e)  cancelled  any debts or waived  any  claims or rights of  material value;

                                       14

         (f) sold,  transferred  or otherwise  disposed of any of their material properties or assets (real, personal or mixed,  tangible or intangible),  except in the ordinary course of business, consistent with past practice;

         (g)  granted any  material  increase  in the  compensation  or benefits payable  or to become  payable  to any  director,  officer  or  employee  of the
Company;

         (h) made any material change in severance policies or practices;

         (i)  declared,  paid or set aside for  payment  any  dividend  or other distribution (whether in cash, stock or property) in respect of their respective capital  stock or other equity  interests  or  redeemed,  purchased or otherwise acquired,  directly  or  indirectly,  any  shares  of  capital  stock  or  other securities of the Company,  other than (1) the Distribution or (2) the Company's standard quarterly cash dividend payments to its stockholders;

         (j) (i) made any changes in any of the  accounting  methods used by it, except for such changes  required by GAAP;  or (ii) made or changed any election relating to Taxes,  adopted or changed any accounting  method relating to Taxes, entered  into any closing  agreement  relating  to Taxes,  filed any amended Tax
Return,  settled or  consented  to any claim or  assessment  relating  to Taxes, incurred  any  obligation  to make any  payment of, or in respect of, any Taxes, except  in the  ordinary  course of  business,  or agreed to extend or waive the statutory period of limitations for the assessment or collection of Taxes;

         (k)  paid,  loaned,  modified  or  advanced  any  amount  to,  or sold, transferred  or leased any  material  properties  or assets  (real,  personal or mixed,  tangible or  intangible)  to, or entered into any material  agreement or arrangement with, any of their respective officers, directors or stockholders or any affiliate or associate of any of their officers,  directors or stockholders, except for directors' fees,  expense  reimbursements  in the ordinary course and compensation  to  officers at rates not  inconsistent  with the  Company's  past practice;

         (l) written-down the value of any inventory  (including  write-downs by reason of shrinkage or mark-down) or assets, or written off as uncollectible any notes or  accounts  receivable  in  excess of  $500,000  in the  aggregate;

         (m)  suffered  any  material  impairment  of any  Company  Intellectual
Property (as defined in Section 2.15 below) or any  material  adverse  change in any Company  Intellectual  Property  licensed from a third party,  in each case, other than in the ordinary course of business consistent with past practice;

         (n) granted,  issued,  accelerated,  paid,  accrued or agreed to pay or make any accrual or arrangement for payments or benefits pursuant to any Company
Employee Plans (as defined in Section  2.16(a) below) except in accordance  with the terms of the  respective  Company  Employee  Plans,  or adopted  any Company
Employee  Plan, or amended any Company  Employee  Plan in any material  respect, except in the ordinary course of business consistent with past practice; or

         (o) authorized or agreed, whether in writing or otherwise,  to take any action described in this Section 2.8.

                                       15

 2.9.    ABSENCE OF UNDISCLOSED LIABILITIES.

         As of the date hereof,  except (a) as disclosed in the Company  Balance
Sheet,  (b) for liabilities  and obligations  incurred in the ordinary course of business  consistent  with past  practice  since the Balance Sheet Date which do not,  in  the  aggregate,  materially  increase  the  amount  of  such  type  of liabilities  reflected  on the  Company  Balance  Sheet,  or (c) as set forth on
SECTION  2.9 of the  Company  Disclosure  Schedule,  neither the Company nor its subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued,  fixed,  contingent  or  otherwise)  that are material to the financial condition of the Company and its subsidiaries, taken as a whole.

 2.10.   COMPLIANCE WITH LAWS.

         The business of the Company and its  subsidiaries  has been operated in compliance  with  all Laws  applicable  thereto,  except  for any  instances  of non-compliance which could not reasonably be expected to have a Company Material
Adverse Effect.

 2.11.   PERMITS.

         Each of the  Company and its  subsidiaries  has all  material  permits,
certificates,   licenses,   approvals  and  other  authorizations   required  in
connection  with the operation of its business,  including  those required under regulatory  Laws and those  required by state,  city or local  liquor  licensing boards,  agencies or other similar entities  (collectively,  "COMPANY PERMITS").
Neither the Company nor any of its subsidiaries is in material  violation of any
Company Permit.  No proceedings are pending or, to the knowledge of the Company, threatened to revoke or limit any Company Permit except, in each case, those the absence or violation of which could not reasonably be expected to have a Company
Material Adverse Effect.

 2.12.   LITIGATION.

         Except as disclosed in SECTION 2.12 of the Company Disclosure Schedule,
as of the date  hereof,  there  is no  private  or  governmental  action,  suit, proceeding,  claim,  arbitration or investigation  ("LITIGATION") pending before any agency, arbitrator, mediator, court or tribunal, foreign or domestic, or, to the knowledge of the Company,  threatened against the Company,  its subsidiaries or any of their  properties  or, to the  knowledge of the Company,  any of their officers or  directors  (in their  capacities  as such).  As of the date hereof, there is no judgment,  decree or order  against the Company or its  subsidiaries or, to the  knowledge  of the  Company,  any of their  directors or officers (in their  capacities as such) that would  prevent,  enjoin or  materially  alter or delay  any of the  Transactions.  Except as  disclosed  in  SECTION  2.12 of the
Company Disclosure  Schedule,  as of the date hereof there is no Litigation that the Company or its subsidiaries have pending against other parties.

 2.13.   RESTRICTIONS ON BUSINESS ACTIVITIES.

         Except as disclosed in SECTION 2.13 of the Company Disclosure Schedule,
there is no agreement,  judgment,  injunction,  order or decree binding upon the
Company or any of its subsidiaries  which has or could reasonably be expected to have the effect of prohibiting or impairing in any material  respect any current business practice of the Company or any of its subsidiaries,  any acquisition of property by the Company or any of its  subsidiaries,  the conduct of business by

                                       16

the Company or any of its subsidiaries as currently conducted, or restricting in any material respect the ability of the Company or any of its subsidiaries  from engaging in business or from competing with other parties.

 2.14.   MATERIAL CONTRACTS.

         (a) Except as filed as an  exhibit to the  Company  SEC  Reports  filed before the date of this Agreement or as set forth in SECTION 2.14 of the Company
Disclosure Schedule,  neither the Company nor any of its subsidiaries is a party to or bound by any:

             (i) employment  agreement pursuant to which an employee is entitled to receive a base salary in excess of  $100,000  per year (other than those that are terminable at will by the Company or such subsidiary  without cost,  payment or penalty);

             (ii) contract,  whether as licensor or licensee, for the license of any patent,  know-how,  trademark,  trade name, service mark, copyright or other intangible  asset  that  provides  for  payments  by or to the  Company  or such subsidiary  in excess of $100,000  per year (other than  licenses of  commercial off-the-shelf computer software);

             (iii) loan or guaranty  agreement,  indenture or other  instrument, contract or  agreement  under which in excess of $100,000  has been  borrowed or loaned or any note, bond or other evidence of indebtedness in excess of $100,000 has been issued, other than guarantees by the Company of real property leases of certain of its subsidiaries;

             (iv) mortgage,  security  agreement,  conditional  sales  contract, capital lease or similar agreement with total payments in excess of $100,000 per year or that effectively creates a lien, encumbrance or security interest on any material assets of the Company or any of its subsidiaries;

             (v) contract  restricting the Company or any of its subsidiaries in any material  respect from engaging in business or from competing with any other parties,  including, but not limited to, geographic limitations on the Company's or any of its subsidiaries' activities;

             (vi) written agreement  relating to the reorganization or merger of the  Company  or any  subsidiary  that has not been  consummated  as of the date hereof;

             (vii) material partnership or joint venture agreement;

             (viii) collective bargaining agreement;

             (ix)  contract  that is a "material  contract"  (as defined in Item
601(b)(10) of Regulation S-K under the Securities Act);

             (x) restaurant services,  management,  royalty or similar agreement with total  payments by the Company or any  subsidiary in excess of $100,000 per year, other than intercompany agreements among the Company and/or one or more of its subsidiaries;

                                       17

             (xi) agreements  relating to the acquisition of any material assets or  relating  to  the  merger  or  consolidation  of the  Company  or any of its subsidiaries  with any other entity that have (A) not been consummated as of the date  hereof  or (B)  that,  if  consummated  as of the  date  hereof,  have any remaining outstanding monetary obligations in excess of $100,000;

             (xii)   investment   banking   agreement  of  any  kind  or  nature
whatsoever;

             (xiii)  other  contracts  (other  than those  listed in CLAUSES (i)
through  (xii)  above)  (A) with a term  longer  than one (1) year from the date hereof that involve  payments by the Company and/or any of its  subsidiaries  in excess of $100,000 per year;  or (B) with a term less than one (1) year from the date hereof that involve  payments by the Company and/or any of its subsidiaries in excess of $200,000,  that are not  terminable  without  premium or penalty on less than 30 days' notice;

             (xiv)    agreements   or   insurance    policies    providing   for
indemnification  of  any  officer  or  director  of  the  Company  or any of its subsidiaries,  other than the existing directors' and officers' insurance policy and  the  Certificate  of  Incorporation  and  Bylaws  or  other  organizational documents,  as currently in effect, of the Company and each of its subsidiaries;
or

             (xv) agreements evidencing a loan to any officer or director of the
Company or any of its subsidiaries, other than advances for expenses pursuant to the Company's standard expense reimbursement policies.

All of the foregoing,  together with the Company Leases, any material agreements related to Company  Intellectual  Property,  and the Franchise  Agreements,  are
collectively called "COMPANY MATERIAL CONTRACTS."

         (b) All such Company  Material  Contracts  are in full force and effect and are valid and binding  obligations  of the Company or its  subsidiaries  and enforceable  against the Company or its  subsidiaries  in accordance  with their respective terms, subject to the Enforceability Exceptions.  Neither the Company
nor any of its  subsidiaries  nor, to the  knowledge of the  Company,  any other party to any Company  Material  Contract is in breach of or in default under any of the Company  Material  Contracts,  except for such  breaches or defaults that have not had and could not  reasonably be expected to have,  individually  or in the aggregate,  a Company Material  Adverse Effect.  True and complete copies of all written  Company  Material  Contracts and true and correct  summaries of all oral  Company  Material  Contracts  have been  delivered  or made  available  to
Purchaser.

 2.15.   INTELLECTUAL PROPERTY.

         Except as set forth in SECTION 2.15 of the Company Disclosure Schedule, each of the Company and its  subsidiaries  owns, or holds  adequate  licenses or other rights to use, all material (i) patents, patent applications and statutory invention  registrations,  (ii) trademarks,  service marks, trade dress,  logos, trade names,  corporate names,  domain names and other source  identifiers,  and registrations  and applications for registration  thereof,  (iii)  copyrightable works,  copyrights and registrations and applications for registration  thereof, including,  without limitation,  software,  recipes,  menus,  operation manuals, marketing materials,  architectural  designs and layouts,  (iv) confidential and proprietary information,  including, without limitation, trade secrets, customer

                                       18

lists,  vendor and  supply  lists,  know-how  and  processes,  and (v) rights of publicity and privacy related to the use of names, likenesses, voice, signatures and biographical  information of real persons,  in each case necessary for their respective  businesses  as now  conducted  by them  (the  "COMPANY  INTELLECTUAL
PROPERTY"), and neither the Company nor any of its subsidiaries has received any notice of  infringement  of or conflict with,  and, to the Company's  knowledge, there are no  infringements  of or  conflicts  with,  the rights of others  with respect to the use of any of the Company  Intellectual  Property that, in either such case, has had or could  reasonably be expected to have,  individually or in the aggregate, a Company Material Adverse Effect.

 2.16.   EMPLOYEE BENEFIT PLANS.

         (a) SECTION  2.16(a) of the Company  Disclosure  Schedule  lists,  with respect to the Company and its subsidiaries  and any trade or business  (whether or not incorporated)  which is treated as a single employer with the Company and its  affiliates  within the meaning of Sections  414(b),  (c), (m) or (o) of the
Code (an "ERISA  AFFILIATE"),  (i) all  employee  benefit  plans (as  defined in
Section 3(3) of the Employee  Retirement Income Security Act of 1974, as amended
("ERISA")),  (ii) loans to  officers  and  directors,  other than  advances  for expenses  reimbursements  incurred in the ordinary  course of business,  and any stock  option,  stock  purchase,  "phantom"  stock,  stock  appreciation  right, supplemental retirement,  severance,  sabbatical,  medical, dental, vision care, disability,  employee relocation,  cafeteria (Code Section 125), health flexible spending,  dependent  care  (Code  Section  129),  life  insurance  or  accident insurance  plans,  programs,  agreements or  arrangements  not  disclosed  under
Section  2.16(a)(i) above,  (iii) all material bonus,  pension,  profit sharing, savings,  deferred  compensation  or incentive  plans,  programs,  agreements or arrangements not disclosed under Sections  2.16(a)(i) or 2.16(a)(ii) above, (iv)
other  material  fringe or  employee  benefit  plans,  programs,  agreements  or arrangements  of the  Company  and its  subsidiaries  (including  long term care plans) and (v) any current or former employment, change of control, retention or executive  compensation  or severance  agreements,  written or otherwise,  as to which unsatisfied obligations of the Company or any of its affiliates remain for the benefit of, or relating to, any present or former  employee,  consultant  or director  of the  Company or any of its  subsidiaries  (together,  the  "COMPANY
EMPLOYEE PLANS").

         (b) The Company has made  available  to Purchaser a copy of each of the
Company  Employee  Plans  and  other  plan-related  documents  (including  trust documents,  insurance  policies or contracts,  employee  booklets,  summary plan
descriptions  and  other  authorizing  documents,   and  any  material  employee
communications  required  under Part 1 of ERISA and  relating  thereto) and has, with respect to each Company  Employee Plan which is subject to ERISA  reporting requirements, provided copies of the Form 5500 reports filed for the most recent three (3) plan years.  Any Company  Employee Plan intended to be qualified under
Section 401(a) of the Code has either obtained from the Internal Revenue Service
("IRS") a favorable  determination  letter as to its qualified  status under the
Code,  including all amendments to the Code effected by the Economic  Growth and
Tax Relief  Reconciliation  Act of 2001 and related  guidance and subsequent Law and regulatory  changes,  has timely applied to the IRS for such a determination letter prior to the expiration of the requisite period under applicable Treasury
Regulations  or IRS  pronouncements  in which to  apply  for such  determination letter and to make any amendments necessary to obtain a favorable determination, or has been  established  under a  standardized  prototype plan for which an IRS

                                       19

opinion  letter has been  obtained  by the plan  sponsor  and is valid as to the adopting  employer.  The Company has also made  available to Purchaser  the most
recent  IRS  determination,   notification,   advisory  or  opinion  letter,  as
appropriate, issued with respect to each such Company Employee Plan, and, to the
Company's knowledge, nothing has occurred since the issuance of each such letter which could reasonably be expected to cause the loss of the tax-qualified status of any Company Employee Plan subject to Code Section 401(a).

         (c) There has been no "prohibited transaction," as such term is defined in Sections 406 or 407 of ERISA and Section 4975 of the Code, by the Company or,
to the knowledge of the Company, by any trusts created thereunder or any trustee or  administrator  thereof,  with  respect to any Company  Employee  Plan.  Each
Company Employee Plan has been  administered in accordance with its terms and in compliance  with the  requirements  prescribed  by any and all  applicable  Laws
(including  ERISA and the Code),  except as could not  reasonably be expected to have, in the aggregate,  a Company Material Adverse Effect,  and the Company and
each ERISA  Affiliate  have  performed all material  obligations  required to be performed  by them under,  are not in any material  respect in default  under or violation of, and have no knowledge of any material  default or violation by any other party to, any of the Company  Employee Plans. To the Company's  knowledge, neither the Company nor any of its  subsidiaries  is subject to any liability or penalty  under  Sections  4976 through 4980 of the Code or ERISA with respect to any of the Company Employee Plans. All contributions and premiums required to be made by the Company or any ERISA  Affiliate  to any Company  Employee  Plan have been made on or before  their  due  dates.  Each  Company  Employee  Plan can be amended, terminated or otherwise discontinued in accordance with its terms. With respect to each Company Employee Plan subject to ERISA, the Company has prepared in good faith and  timely  filed all  requisite  material  governmental  reports
(which were true and correct in all material  respects as of the date filed) and has in good  faith and  timely  filed and  distributed  or posted  all  material notices and reports to  employees  required to be filed,  distributed  or posted with  respect  to each  such  Company  Employee  Plan.  No suit,  administrative proceeding,  action or other litigation has been brought, or to the knowledge of the Company is threatened,  against or with respect to any such Company Employee
Plan,  including any audit or inquiry by the IRS or United States  Department of
Labor, other than routine claims for benefits.

         (d) With respect to each  Company  Employee  Plan,  the Company and its affiliates have complied with (i) the applicable  health care  continuation  and notice provisions of the Consolidated Omnibus Budget  Reconciliation Act of 1985
("COBRA") and the regulations  thereunder,  (ii) the applicable  requirements of the Family  Medical  and Leave Act of 1993 and the  regulations  thereunder  and
(iii) the  applicable  requirements  of the  Health  Insurance  Portability  and
Accountability  Act of 1996 and the  regulations  thereunder,  except  where the failure to comply with the applicable  requirements of such laws and regulations could not reasonably be expected to have a Company Material Adverse Effect.

         (e) Except as  disclosed in SECTION  2.16(e) of the Company  Disclosure
Schedule,  the consummation of any of the Transactions  will not (i) entitle any current  or former  employee,  director  or  consultant  of the  Company  or its
subsidiaries   to  any  payment   (whether  of   severance   pay,   unemployment
compensation,  golden parachute, bonus or otherwise),  (ii) accelerate,  forgive indebtedness,  vest,  distribute,  or increase  benefits or  obligation  to fund benefits  with  respect to any  employee,  former  employee  or  director of the
Company,  or (iii)  accelerate  the time of payment  or  vesting of any  Company

                                       20

Options,  or increase the amount of compensation  due any such employee,  former employee, director or consultant.

         (f) Except as set forth on SECTION  2.16(f) of the  Company  Disclosure
Schedule,  no amounts  payable  under any of the Company  Employee  Plans or any other contract,  agreement or arrangement  with respect to which the Company may have any  liability  will not be deductible  for federal  income tax purposes by virtue of  Section  162(m) or  Section  280G of the  Code.  None of the  Company
Employee Plans contains any provision  requiring a gross-up  pursuant to Section
280G of the Code or similar tax provisions.

         (g) Except as set forth on SECTION  2.16(g) of the  Company  Disclosure
Schedule, no Company Employee Plan maintained by the Company or its subsidiaries provides  benefits,  including,  without  limitation,  death or medical benefits
(whether or not  insured),  with  respect to current or former  employees of the
Company or its  subsidiaries  after  retirement or other  termination of service
(other than (i) coverage  mandated by COBRA,  (ii) death  benefits or retirement benefits under any Company  Employee Plan that is an "employee  pension  benefit plan," as that term is defined in Section 3(2) of ERISA, that has been disclosed under this Section 2.16, or (iii)  benefits,  the full cost of which is borne by the current or former employee (or beneficiary thereof)).

         (h) There has been no amendment to, written or oral  interpretation  or announcement  by the Company or any ERISA  Affiliate  relating  to, or change in
participation   or  coverage  under,  any  Company  Employee  Plan  which  would materially  increase  the  expense of  maintaining  such Plan above the level of expense  incurred with respect to that Plan for the most recent  fiscal  quarter included in the Company Financials.

         (i) Neither the Company nor any ERISA  Affiliate has any liability with respect to any (i) employee  pension benefit plan (within the meaning of Section
3(2) of ERISA)  which is  subject  to Part 3 of  Subtitle B of Title I of ERISA,
Title IV of ERISA or  Section  412 of the Code or (ii)  "multiemployer  plan" as defined in Section 3(37) of ERISA.

         (j) SECTION 2.16(j) of the Company Disclosure  Schedule sets forth each
written   employment,   compensation  and  employee  benefit  plan,  program  or
arrangement  known to the Company with  respect to persons  with no U.S.  source income,  as defined in Section 862 of the Code, and who provide or have provided services to the Company and its affiliates and any trade or business (whether or not incorporated) which is treated as a single employer with the Company and its affiliates within the meaning of Sections 414(b), (c), (m) or (o) of the Code.

         (k) Except as  otherwise  disclosed  in SECTION  2.16(k) of the Company
Disclosure  Schedule,  none of the Company, any of its subsidiaries or any ERISA
Affiliate  has  granted,  or  is a  party  to  any  contract  that  grants,  any compensation,  equity  award or bonus  that  constitutes  deferred  compensation within the meaning of Section 409A of the Code. None of the Company,  any of its
subsidiaries or any ERISA Affiliate has any liability,  or other obligation,  to make any payments or issue any equity award or bonus that  constitutes  deferred compensation  within  the  meaning  of  Section  409A of the  Code.  None of the
Company,  any of its subsidiaries or any ERISA Affiliate sponsors,  maintains or administers any benefit plan, contract or arrangement that constitutes, in whole

                                       21

or in part, a deferred  compensation  plan within the meaning of Section 409A of the Code.

 2.17.   TAXES AND RETURNS.

         (a) Except as set forth on SECTION  2.17(a) of the  Company  Disclosure
Schedule,  the  Company  has timely  filed,  or caused to be timely  filed,  all material Tax Returns (as defined in Section  2.17(p) below) required to be filed by it and its subsidiaries  under applicable laws and regulations.  All such Tax
Returns were correct and complete in all material  respects and were prepared in substantial  compliance with all applicable laws and  regulations.  All material
Taxes (as defined in SECTION  2.17(p) below) due and owing by the Company or any of its  subsidiaries  (whether or not shown on any Tax  Return)  have been paid.
Neither the Company nor any of its subsidiaries  currently is the beneficiary of any  extension of time within which to file any Tax Return.  Except as set forth on SECTION 2.17(a) of the Company Disclosure Schedule, no claim has been made in writing  within  the six  years  immediately  preceding  the  date  hereof  by a
Governmental  Authority  in a  jurisdiction  where  the  Company  or  any of its subsidiaries  does  not  file  Tax  Returns  that  the  Company  or  any  of its subsidiaries is or may be subject to taxation by that jurisdiction.  The Company and each of its  subsidiaries has paid,  collected or withheld,  or caused to be paid,  collected or withheld,  all material Taxes required to be paid, collected or withheld (whether or not any such Taxes were shown on any Tax Return).

         (b) The unpaid Taxes of the Company and its subsidiaries did not, as of the date of the most recent Company Financials,  exceed by a material amount the reserve or accrual for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most  recent  Company  Financials  (rather  than in any notes thereto).  Since the date of the most  recent  Company  Financials,  neither the
Company nor any of its subsidiaries has incurred any liability for Taxes arising from  extraordinary  gains or losses, as that term is used in GAAP,  outside the ordinary course of business consistent with past custom and practice.

         (c) Except as set forth on SECTION  2.17(c) of the  Company  Disclosure
Schedule,  there  are  no  outstanding  requests  by the  Company  or any of its subsidiaries  for any  extension  of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any return.  There are no liens for  material  amounts  of  Taxes on the  assets  of the  Company  or any of its subsidiaries,  except  for  statutory  liens for  current  Taxes not yet due and payable.

         (d) Except as set forth on SECTION  2.17(d) of the  Company  Disclosure
Schedule,  there are no outstanding  claims or assessments  pending  against the
Company or any of its subsidiaries  for any alleged  material  deficiency in any
Tax claimed or raised by any  Governmental  Authority  in  writing.  Neither the
Company nor any of its subsidiaries  has any outstanding  waivers of any statute of  limitations  in respect of Taxes or has agreed to any extension of time with respect to a Tax assessment or deficiency.

         (e) Neither the Company  nor any of its  subsidiaries  has  distributed stock of another person, or, to the knowledge of the Company,  has had its stock distributed by another person,  in a transaction  that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

                                       22

         (f) The Company (i) is a domestic  corporation as defined in 7701(a)(4)
of the Code and (ii) has  never  been a member  of any  consolidated,  combined, unitary or  affiliated  group of  corporations  for any Tax purpose other than a group of which the Company is or was the common parent corporation.  Neither the
Company nor any of its subsidiaries has any material  liability for the Taxes of any person or entity (other than the Company or any of its  subsidiaries)  under
Treasury  Regulation  Section  1.1502-6 (or any similar  provision of Law), as a transferee or successor, by contract or otherwise.

         (g) Except as set forth on SECTION  2.17(g) of the  Company  Disclosure
Schedule,  neither the Company nor any of its  subsidiaries  will be required to include  any  material  item of  income  in, or  exclude  any  material  item of deduction  from,  taxable  income for any taxable  period (or  portion  thereof)
ending  after  the  Closing  Date as a result  of any:  (i)  change in method of accounting  for a taxable  period ending on or prior to the Closing  Date;  (ii)
"closing   agreement"  as  described  in  Section  7121  of  the  Code  (or  any corresponding  or similar  provision of state,  local or foreign income Tax law)
executed on or prior to the Closing Date; (iii) intercompany transactions or any excess loss account described in Treasury  Regulations under Section 1502 of the
Code (or any  corresponding  or  similar  provision  of state,  local or foreign income Tax law); (iv) installment  sale or open transaction  disposition made on or prior to the Closing Date; or (v) prepaid amount  received on or prior to the
Closing Date.

         (h) Except as set forth on SECTION  2.17(h) of the  Company  Disclosure
Schedule, as of the date hereof, neither the Company nor any of its subsidiaries is being  audited by any taxing  authority  or, to the knowledge of the Company, has been notified by any tax authority  that any such audit is  contemplated  or pending.

         (i) Neither the  Company nor any of its  subsidiaries  is or has been a beneficiary or has otherwise  participated  in: (i) any  reportable  transaction
within  the  meaning  of  Treasury  Regulation  ss.  1.6011-4(b)(1);   (ii)  any
transaction  that was required to be registered  as a "tax shelter"  pursuant to
Section  6111 of the  Code;  or (iii)  any  transaction  subject  to  comparable provisions of state law.

         (j) Each of the Company and its  subsidiaries  have  disclosed on their federal income Tax Returns all positions taken therein that could give rise to a substantial  understatement  of federal income Tax within the meaning of Section
6662 of the Code.

         (k)  None  of the  assets  of the  Company  or any of its  subsidiaries constitutes  tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code and none of the assets  reflected  on the
Company Financials or the Company Balance Sheet will be subject to a safe harbor lease within the meaning of Section 168(f)(8) of the Code, as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982.

         (l) Except as set forth on SECTION  2.17(l) of the  Company  Disclosure
Schedule,  neither the Company nor any of its subsidiaries is a party to any Tax sharing agreement.

         (m) Except as set forth on SECTION  2.17(m) of the  Company  Disclosure
Schedule,  neither  the Company  nor any of its  subsidiaries  is a party to any

                                       23

joint venture, partnership or other arrangement that is treated as a partnership or disregarded entity for federal income tax purposes.

         (n) Except as set forth on SECTION  2.17(n) of the  Company  Disclosure
Schedule, correct and complete copies of all federal income Tax Returns filed by the Company or any of its subsidiaries  (including any predecessors) for each of the last three (3) years,  together with all schedules and attachments  thereto, have been  delivered  or made  available  to  Purchaser.  Copies of  examination reports,  and statements of deficiencies  assessed against,  or agreed to by the
Company or any of its subsidiaries with respect to such Tax Returns or any other
Tax Returns  filed  covering  the taxable  years of those Tax Returns  have been delivered  or made  available  to  Purchaser.  None of such Tax Returns has been audited or is currently the subject of an audit by a Governmental Authority.

         (o) The Company has  delivered  or made  available  to  Purchaser a tax basis  balance  sheet for the Company and its  subsidiaries  as of June 13, 2006 that is true and  correct  in all  material  respects.  SECTION  2.17(o)  of the
Company  Disclosure  Schedule  lists  and  contains  an  accurate  and  complete description of the net operating and capital loss  carryforwards for the Company and each of its subsidiaries (including any limitations of such net operating or capital loss  carryforwards  under Code Sections 382, 383 or 384 of the Treasury
Regulations).

         (p) For  purposes of this  Agreement,  the term "TAX" or "TAXES"  shall mean any tax, custom, duty,  governmental fee or other like assessment or charge of any kind whatsoever,  imposed by any Governmental  Authority (including,  but not limited to, any federal,  state, local,  foreign or provincial income, gross receipts, real property,  personal property, sales, use, registration,  license, excise, severance, stamp, profits, franchise,  employment,  payroll, occupation, windfall profits, environmental, capital stock, withholding, social security (or similar), unemployment,  disability, estimated, alternative or added minimum, ad valorem, transfer or excise tax) together with any interest, addition or penalty imposed  thereon,  whether  disputed or not and  including  any  obligations  to indemnify  or  otherwise  assume or  succeed to the Tax  liability  of any other person. The term "TAX RETURN" shall mean any report, return or other information statement  (including  any attached  schedules or any amendments to such report, return or other information  statement) required to be supplied to or filed with a  Governmental  Authority  with respect to any Tax,  including  an  information return, claim for refund, amended return or declaration of estimated Tax.

 2.18.   FINDERS AND INVESTMENT BANKERS.

         Except as set forth in SECTION 2.18 of the Company Disclosure Schedule, the Company has not  employed  any broker or finder or  otherwise  incurred  any liability for any  brokerage  fees,  commissions  or finders' fees in connection with the  Transactions.  SECTION 2.18 of the Company  Disclosure  Schedule  sets forth the amount of any brokerage fees,  commissions or finders' fees payable in connection with the Transactions.

 2.19.   FAIRNESS OPINION.

         The Company has  received  from each of North  Point  Advisors  LLC and
Thomas Weisel Partners LLC, its financial advisors,  a written opinion addressed to it for inclusion in the Proxy Statement (as defined in Section 4.4(a)) to the

                                       24

effect  that  the  consideration  to be  received  in  the  Transactions  by the
Company's  stockholders  is  fair  to the  Company's  stockholders  (other  than
Purchaser,  Merger Sub,  Purchase Sub and their  respective  affiliates)  from a financial point of view.

 2.20.   INSURANCE.

         SECTION 2.20 of the Company  Disclosure  Schedule sets forth a true and complete list of all material  insurance  policies carried by, or covering,  (i)
the Company or any of its  subsidiaries  with respect to each of their business, assets and  properties and (ii) the directors and officers of the Company or its subsidiaries.  The Company and its subsidiaries  maintain  insurance policies in such  amounts as the  Company  believes  are  adequate  for its  business.  Each insurance policy set forth on SECTION 2.20 of the Company Disclosure Schedule is in full force and effect and all  premiums  due thereon  have been paid in full.
The Company has delivered,  or has caused to be delivered, or made available, or caused to be made available,  to Purchaser true,  correct and complete copies of each of the  insurance  policies  and all  self-insurance  programs  or policies relating to the Company and its subsidiaries that are currently in effect.  With respect  to each such  insurance  policy,  neither  the  Company  nor any of its subsidiaries,  nor to the  knowledge  of the  Company,  any  other  party to the policy, is in material breach or default thereunder. Neither the Company nor any of  its  subsidiaries  has  received  any  written  notice  of  cancellation  or termination of any such policy or refusal of coverage thereunder.

 2.21.   VOTE REQUIRED; OWNERSHIP OF PURCHASER CAPITAL STOCK.

         (a)  The  affirmative  vote  of  the  holders  of  a  majority  of  the outstanding  shares of Common  Stock (the  "COMPANY  STOCKHOLDER  APPROVAL")  to
approve  the Merger  and the  Transfers  is the only vote of the  holders of any class or  series  of the  Company's  capital  stock  necessary  to  approve  the
Transactions.

         (b) Other than any actions  described in Section  2.21(a),  the Company has taken all actions necessary under the DGCL to approve this Agreement and the
Transactions.  The Board,  at a meeting  duly called and held,  has  unanimously approved this Agreement and the Transactions.

 2.22.   TITLE TO PROPERTIES.

         SECTION 2.22 of the Company  Disclosure  Schedule sets forth a complete list  of all  material  real  property  owned  in fee by  the  Company  and  its subsidiaries and sets forth all material real property leased by the Company and its subsidiaries as lessee as of the date hereof (such owned and leased material real property,  including all improvements thereon,  referred to collectively as the  "COMPANY  REAL  PROPERTY").  The Company has  heretofore  furnished or made available  to Purchaser  true and correct  copies of all leases,  subleases  and other  occupancy or use agreements  concerning the material real property leased by the  Company or any of its  subsidiaries  (the  "COMPANY  LEASES").  All such
Company  Leases  are in  full  force  and  effect  and  are  valid  and  binding obligations  of the  Company or its  subsidiaries  and  enforceable  against the
Company or its subsidiaries in accordance with their respective  terms,  subject
to  the  Enforceability   Exceptions.   Neither  the  Company  nor  any  of  its

                                       25

subsidiaries  nor,  to the  knowledge  of the  Company,  any other  party to any
Company  Lease is in breach of or in default  under any of the  Company  Leases, except for such breaches or defaults that have not had and could not  reasonably be  expected  to have,  individually  or in the  aggregate,  a Company  Material
Adverse  Effect.  The Company  Real  Property  set forth in SECTION  2.22 of the
Company  Disclosure  Schedule  comprises  all  of  the  material  real  property necessary and/or currently used in the operations of the business of the Company and its subsidiaries. The Company and its subsidiaries have good and valid title to, or, as to Company Real  Property  designated  as leased,  a valid  leasehold interest in, all of the Company Real Property. The Company Real Property is free of  Encumbrances,  except for: (a) liens with respect to Taxes either not due or
being  diligently   contested  in  appropriate   proceedings;   (b)  mechanics',
materialmen's  or  similar  statutory  liens  for  amounts  not yet due or being diligently contested in appropriate proceedings; (c) the terms and conditions of the lease  creating the  leaseholds;  and (d) other  exceptions  with respect to title to the Company Real Property  (including  easements of public record) that do not and  would  not  materially  interfere  with the  current  and  currently intended use of such Company Real Property (clauses, (a), (b), (c) and (d) being referred to herein as "PERMITTED  ENCUMBRANCES");  and the  consummation  of the
Transactions will not create any Encumbrance (other than Permitted Encumbrances)
on any of the Company  Real  Property.  The Company and its  subsidiaries  enjoy undisturbed  possession  under all leases of Company Real  Property,  except for such  breaches of the right to  undisturbed  possession  that do not  materially interfere with the ability of the Company and its  subsidiaries to conduct their business on such property.

 2.23.   EMPLOYEE MATTERS.

         (a) Except as set forth on SECTION  2.23(a) of the  Company  Disclosure
Schedule,  as of the date  hereof,  there  are no labor  or  employment  claims, grievances,  arbitration demands,  actions, suits or disputes pending or, to the
Company's knowledge, threatened involving the Company or any of its subsidiaries and any of their employees or former employees,  other than those that could not reasonably be expected to have a Company Material Adverse Effect.  Except as set forth on SECTION 2.23(a) of the Company Disclosure Schedule, there has been: (i)
to the  knowledge of the Company,  no labor union  organizing  or  attempting to organize any employee of the Company or any of its subsidiaries into one or more collective  bargaining units; and (ii) no labor dispute,  strike, work slowdown, work stoppage,  picketing,  or lock out or other  collective  labor action by or with respect to any employees of the Company or any of its subsidiaries  pending or occurring  within the past three (3) years,  or, to the Company's  knowledge, threatened  against the Company or any of its subsidiaries.  Except as set forth on SECTION 2.23(a) of the Company Disclosure  Schedule,  neither the Company nor any of its  subsidiaries  is a party to, or bound by, any collective  bargaining agreement  or other  agreement  with any labor  organization  applicable  to the employees  of the Company or any of its  subsidiaries  and no such  agreement is currently being negotiated.

         (b) The  Company  and its  subsidiaries  (i) are in  compliance  in all
material   respects  with  all  applicable  Laws,   regulations,   policies  and
procedures,   and  collective  bargaining  and  other  contractual   obligations
respecting  employment  and  employment  practices,   terms  and  conditions  of
employment,  including  all such  obligations  relating  to health  and  safety, discrimination,  harassment, immigration, compensation, and wages and hours, and are not  engaged  in any  unfair  labor  practice,  (ii) are not  liable  in any material  respect  for any arrears of wages or any penalty for failure to comply with any of the foregoing  and (iii) are not liable for any material  payment to

                                       26

any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or  obligations  for  employees  (other than routine  payments to be made in the ordinary course of business and consistent with past practice).

         (c) To the  Company's  knowledge,  no employee of the Company or any of its subsidiaries has provided or is providing information to any law enforcement agency  regarding  the  commission  or possible  commission  of any crime or the violation or possible  violation of any  applicable Law involving the Company or any of its subsidiaries. None of the Company, any of its subsidiaries or, to the
Company's knowledge, any officer, employee,  contractor,  subcontractor or agent of the Company or any of its  subsidiaries has discharged,  demoted,  suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. Section 1514A(a).

         (d) Neither the Company nor any of its  subsidiaries:  (A) has effected during the past three (3) years, or currently intends to effect, any mass layoff
of  employees,   as  defined  under  the  Workers   Adjustment   and  Retraining
Notification  Act ("WARN") (or other similar state law); or (B) has  implemented during the past three (3) years,  or currently  intends to implement,  any early mass retirement or mass separation program.

 2.24.   ENVIRONMENTAL MATTERS.

         Except as set forth in SECTION 2.24 of the Company Disclosure  Schedule or as could not reasonably be expected to result in a Company  Material  Adverse
Effect:

         (a) Neither the Company nor any of its  subsidiaries  is the subject of any federal,  state, local or foreign investigation,  decree, order or judgment, and neither the Company nor any of its  subsidiaries  has  received  any written notice or claim, or entered into any negotiations or agreements with any person, relating to any liability or remedial action under any applicable  Environmental
Laws;

         (b) The Company and its subsidiaries have complied and currently comply with all Environmental Laws;

         (c) Neither the Company nor any of its subsidiaries  has  manufactured, treated,  stored,  disposed of, arranged for or knowingly permitted the disposal of, generated,  handled or released any Hazardous Substance or owned or operated any  property  or facility  in a manner  that has given or would  reasonably  be expected to give rise to any liability under Environmental Laws;

         (d) No Hazardous  Substances have been released or, to the knowledge of the Company,  otherwise  come to be located at any  property or facility  owned, operated  or used by on behalf of the  Company or any of its  subsidiaries  in a manner that is in violation of any  Environmental Law or that has given or would reasonably be expected to give rise to any liability under  Environmental  Laws;
and

                                       27

         (e) The Company and each of its subsidiaries holds and is in compliance with all Company Permits  required to conduct its business and operations  under all applicable Environmental Laws.

         "ENVIRONMENTAL  LAWS" means any and all  applicable  federal,  state or local  statutes,  regulations,  ordinances,  codes,  decrees,  permits  or other
legally   enforceable   requirement   (including  common  law)  of  any  foreign
government,  the  United  States,  or  any  state,  local,  municipal  or  other governmental entity, regulating,  relating to or imposing liability or standards of conduct  concerning  protection  of the  environment  (including  indoor air, ambient air, surface water,  groundwater,  land surface,  subsurface  strata, or plant or animal  species)  or human  health as affected  by the  environment  or
Hazardous Substances (including employee health and safety).

         "HAZARDOUS  SUBSTANCE"  means all explosive or radioactive  substances, materials or wastes, hazardous or toxic substances, materials or wastes, friable asbestos,  friable  asbestos-containing  materials,  toxic mold,  pollutants and contaminants  (including  petroleum  or any  fraction  thereof)  and  all  other substances,  materials or wastes that are regulated  pursuant to any  applicable
Environmental Law.

 2.25.   PROXY STATEMENT.

         The Proxy  Statement will not, on the date the Proxy  Statement (or any amendment or supplement thereto) is first mailed to stockholders of the Company, contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements made therein,  in the light of the circumstances  under which they are made, not misleading or, at the time of the Special Meeting (as defined  herein),  omit to state any  material  fact  necessary  to correct  any  statement  in any earlier communication  with  respect  to the  solicitation  of proxies  for the  Special
Meeting which shall have become false or misleading in any material respect. The
Proxy  Statement  will  comply  as to form in all  material  respects  with  the applicable  provisions  of the  Exchange  Act  and  the  rules  and  regulations thereunder.  Notwithstanding the foregoing,  the Company makes no representation or warranty with respect to  information  supplied in writing by or on behalf of
Purchaser or Merger Sub which is contained in the Proxy Statement.

 2.26.   FRANCHISE MATTERS.

         (a) SECTION 2.26(a) of the Company  Disclosure  Schedule sets forth all currently-effective  oral and written franchise agreements,  license agreements, subfranchise  agreements,  sublicense  agreements,  master franchise agreements,
development  agreements,   market  development  agreements,  and  reserved  area
agreements  (each a "FRANCHISE  AGREEMENT"  and,  collectively,  the  "FRANCHISE
AGREEMENTS"),  to which the Company or any of its  subsidiaries is a party or by which the Company or any of its subsidiaries is bound,  which grants or purports to grant to a Franchisee the right to operate or license others to operate or to develop within a geographic  area any of the following:  "Lone Star Steakhouse &
Saloon"   restaurants;   "Del  Frisco  Double  Eagle  Steakhouse"   restaurants;
"Sullivan's Steakhouse" restaurants;  or "Texas Land & Cattle" restaurants (each a  "FRANCHISED  RESTAURANT"  ).  True  and  complete  copies  of  all  Franchise
Agreements have been delivered or made available to Purchaser.

                                       28

         (b) Except as set forth on SECTION  2.26(b) of the  Company  Disclosure
Schedule, no person holds any option or right to acquire from the Company or any of its subsidiaries any Franchise Agreements.  For purposes of this Agreement, a
"FRANCHISEE"  is a person  other than the  Company or its  subsidiaries  that is granted a right (whether  directly by the Company or one of its  subsidiaries or by another  Franchisee)  to  operate or license  others to operate or to develop within a geographic area a Franchised Restaurant.

         (c) With respect to all  terminations  (including  expirations  without renewal) of Franchise  Agreements since January 1, 2004, the Company and each of its  subsidiaries  have complied in all material  respects  with all  applicable
Laws. Since January 1, 2004, neither the Company nor any of its subsidiaries has offered or sold a Franchise  Agreement  except in material  compliance  with all applicable Laws.

         (d) Except as set forth on SECTION  2.26(d) of the  Company  Disclosure
Schedule,  none  of  the  Company  or any of  its  subsidiaries  has  previously registered  to  offer  and  sell  franchises  in any  jurisdiction,  foreign  or domestic.  Neither  the Company  nor any of its  subsidiaries  is subject to any currently  effective order,  injunction,  or similar mandate with respect to the offer  or  sale  of  Franchise  Agreements  in any  jurisdiction.  There  are no proceedings pending (or to the knowledge of the Company, threatened) against the
Company or any of its subsidiaries alleging failure to comply with any franchise registration laws or franchise relationship laws of any jurisdiction.

         (e)  Except as may be granted  by  operation  of Law or as set forth on
SECTION  2.26(e)  of  the  Company  Disclosure  Schedule,  no  Franchisee  has a
protected  territory,  exclusive territory,  right of first refusal,  option, or other similar arrangement with respect to a Franchised Restaurant. Except as set forth on SECTION 2.26(e) of the Company Disclosure Schedule, no person currently holds  any  right  or  option  to  operate,  develop,  or  locate  a  Franchised
Restaurant,  or to  exclude  the  Company,  its  subsidiaries,  or  others  from operating or licensing a third party to operate a Franchised Restaurant,  in any geographic area.

         (f) All the Franchise  Agreements  are in full force and effect and are valid and binding obligations of the Company or its subsidiaries and enforceable against the Company or its  subsidiaries  in  accordance  with their  respective terms, subject to the Enforceability Exceptions.  Neither the Company nor any of
its  subsidiaries  nor, to the knowledge of the Company,  any other party to any
Franchise  Agreement  is in breach of or in default  under any of the  Franchise
Agreements, except for such breaches or defaults that have not had and could not reasonably  be expected to have,  individually  or in the  aggregate,  a Company
Material Adverse Effect.

         (g) The  Company  and  its  subsidiaries  have  no  currently-effective contracts  with  any  formal  or  informal  franchisee  association  or group of franchisees regarding any Franchise Agreement or franchise operational matter.

 2.27.   TRANSACTIONS WITH AFFILIATES.

         All transactions,  agreements,  arrangements or understandings  between the  Company  or any of its  subsidiaries,  on the one hand,  and the  Company's

                                       29

affiliates or other  persons,  on the other hand (an  "AFFILIATE  TRANSACTION"), that are required to be disclosed in the Company SEC Reports in accordance  with
Item 404 of  Regulation  S-K under the  Securities  Act have been so  disclosed.
There have been no  Affiliate  Transactions  that are  required to be  disclosed pursuant to Item 404 of Regulation  S-K which have not already been disclosed in the Company SEC Reports.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to the Company as follows:

 3.1.    DUE ORGANIZATION AND GOOD STANDING.

         Each of Purchaser and Merger Sub is a corporation or limited  liability company duly formed, validly existing and in good standing under the laws of the jurisdiction  of its  organization  and has all  requisite  corporate or limited liability  company power and authority to own,  lease and operate its properties and to carry on its business as now being  conducted.  Purchaser has  heretofore made available to the Company accurate and complete copies of the organizational documents, as currently in effect, of Purchaser and Merger Sub.

 3.2.    AUTHORIZATION; BINDING AGREEMENT.

         Purchaser  and  Merger  Sub have all  requisite  corporate  or  limited liability  company power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the  consummation of the Transactions  have been duly and validly  authorized by the respective boards of directors,  or other governing bodies, of Purchaser and
Merger Sub, as appropriate,  and no other corporate or limited liability company proceedings  on the part of Purchaser  or Merger Sub are  necessary to authorize the execution and delivery of this Agreement or to consummate  the  Transactions
(other than the requisite approval by the sole stockholder of Merger Sub of this
Agreement  and the  Transactions).  This  Agreement  has been  duly and  validly executed and delivered by each of Purchaser and Merger Sub and  constitutes  the legal,  valid  and  binding  agreement  of each of  Purchaser  and  Merger  Sub, enforceable  against each of  Purchaser  and Merger Sub in  accordance  with its terms, subject to the Enforceability Exceptions.

 3.3.    GOVERNMENTAL APPROVALS.

         No  Consent  from or with  any  Governmental  Authority  on the part of
Purchaser  or Merger Sub is required to be obtained or made in  connection  with the  execution or delivery by  Purchaser or Merger Sub of this  Agreement or the consummation by Purchaser or Merger Sub of the  Transactions  other than (i) the filing of the  Certificate of Merger with the Secretary of State of the State of
Delaware  in  accordance  with the  DGCL,  (ii)  filings  with  the  SEC,  state securities  laws  administrators  and the  National  Association  of  Securities
Dealers,  Inc.  (the  "NASD"),  (iii)  pursuant  to the HSR Act,  and (iv) those
Consents  that,  if they were not  obtained  or made,  could not  reasonably  be expected to have a material adverse effect on the business,  financial condition or results of operations of Purchaser and its subsidiaries, taken as a whole, or the ability of Purchaser or Merger Sub to  consummate  any of the  Transactions, except in each  case for any such  effects  resulting  from,  arising  out of or relating  to (a) the  taking  of any  action  or  incurring  of any  expense  in

                                       30

connection  with this  Agreement  or any of the  Transactions  or (b) any action taken by the  Company  or any of its  affiliates  ("PURCHASER  MATERIAL  ADVERSE
EFFECT").

 3.4.    NO VIOLATIONS.

         The execution and delivery of this Agreement,  the  consummation of the
Transactions  and the  compliance  by  Purchaser  and Merger Sub with any of the provisions  hereof  will not (i)  conflict  with or result in any  breach of any provision of the  organizational  documents  of  Purchaser  or Merger Sub,  (ii)
require any Consent  under or result in a violation or breach of, or  constitute
(with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any agreement or other instrument to which Purchaser or Merger Sub is a party or by which its assets are bound,  (iii)  result in the creation or imposition of any Encumbrance upon any of the assets of Purchaser or
Merger  Sub  or  (iv)  subject  to  obtaining  the  Consents  from  Governmental
Authorities  referred  to in Section  3.3  hereof,  contravene  any Law to which
Purchaser  or Merger  Sub or any of their  respective  assets or  properties  is subject,  except,  in the case of clauses  (ii),  (iii) and (iv) above,  for any deviations  from the foregoing  which could not reasonably be expected to have a
Purchaser Material Adverse Effect.

 3.5.    FINDERS AND INVESTMENT BANKERS.

         Other than Piper  Jaffray & Co.,  neither  Purchaser nor Merger Sub has employed  any  broker or finder or  otherwise  incurred  any  liability  for any
brokerage   fees,   commissions   or  finders'  fees  in  connection   with  the
Transactions.

 3.6.    DISCLOSURES.

         The  information  supplied by Purchaser or Merger Sub for  inclusion in the Proxy  Statement will not, on the date the Proxy Statement (or any amendment or supplement  thereto) is first mailed to stockholders of the Company,  contain any untrue  statement  of a  material  fact or omit to state any  material  fact required  to be stated  therein  or  necessary  in order to make the  statements therein,  in the light of the  circumstances  under  which  they are  made,  not misleading  or, at the time of the Special  Meeting,  omit to state any material fact  necessary  to correct  any  statement  in any earlier  communication  with respect to the  solicitation of proxies for the Special Meeting which shall have become  false  or  misleading  in  any  material  respect.  Notwithstanding  the foregoing,  Purchaser  and Merger Sub make no  representation  or warranty  with respect to any  information  supplied  in writing by or on behalf of the Company which is  contained  in the  Proxy  Statement  or any  amendment  or  supplement thereto.

                                       31

 3.7.    FINANCING.

         At the Transfer Closing Date and the Closing Date, Purchaser and Merger
Sub will have sufficient cash and cash equivalent resources available to pay the aggregate  Stock  Purchase  Amount  and  Merger  Consideration  pursuant  to the
Transactions.

 3.8.    LITIGATION.

         There is no Litigation  pending  before any agency,  court or tribunal, foreign or domestic,  or, to the  knowledge  of  Purchaser,  threatened  against
Purchaser,  its  subsidiaries or any of their properties or, to the knowledge of
Purchaser, any of their officers or directors (in their capacities as such) that would  prevent,  enjoin or  materially  alter or delay any of the  Transactions.
There is no judgment,  decree or order against Purchaser or its subsidiaries or, to the  knowledge  of  Purchaser,  any of their  directors or officers (in their capacities as such) that would prevent,  enjoin or materially alter or delay any of the Transactions.

 3.9.    NO PRIOR ACTIVITIES.

         Except for  obligations or liabilities  incurred in connection with its incorporation  or  organization  or the  negotiation  and  consummation  of this
Agreement and the  Transactions,  Merger Sub has not incurred any obligations or liabilities,  engaged  in any  business  or  activities  of  any  type  or  kind whatsoever  or entered into any  agreements or  arrangements  with any person or entity.

         The Shares  owned,  whether  beneficially  or of record,  by Purchaser,
Merger Sub and their  respective  affiliates  do not  constitute  as of the date hereof more than 10% of the issued and outstanding Shares.

 3.10.   INVESTIGATION BY PURCHASER AND MERGER SUB.

         Each of Purchaser and Merger Sub:

         (a) acknowledges that, other than as set forth in this Agreement,  none of the Company, its subsidiaries or any of their respective directors, officers, employees,  affiliates,  agents or  representatives  makes any representation or warranty,  either express or implied,  as to the accuracy or completeness of any of the information  provided or made available to Purchaser or Merger Sub or its agents or representatives prior to the execution of this Agreement; and

         (b) agrees, to the fullest extent permitted by Law (except with respect to claims of fraud), that none of the Company,  its subsidiaries or any of their respective directors, officers, employees,  stockholders,  affiliates, agents or representatives  shall  have  any  liability  or  responsibility  whatsoever  to
Purchaser  or  Merger  Sub on  any  basis  (including,  without  limitation,  in contract,  tort or  otherwise)  based  upon  any  information  provided  or made available, or statements made, to Purchaser or Merger Sub prior to the execution of this Agreement.

                                       32

                                   ARTICLE IV
                       ADDITIONAL COVENANTS OF THE COMPANY

 4.1.    CONDUCT OF BUSINESS OF THE COMPANY.

         (a)  Unless  Purchaser  shall  otherwise  agree in writing or except as expressly  contemplated  by this  Agreement,  during the period from the date of this Agreement to the Effective Time, (i) the Company and its subsidiaries shall conduct their business in the ordinary  course and consistent with past practice and  (ii)  the  Company  and  its  subsidiaries  shall  use  their  commercially reasonable  efforts to preserve  intact their  business  organizations,  to keep available the services of their officers and employees,  to perform all of their contractual obligations, to maintain satisfactory relationships with all persons with whom they do business, and to preserve the title,  possession,  control and condition of all of their assets.

         (b) Without  limiting the  generality of the  foregoing  clause (a) and except as expressly  contemplated by this Agreement or as specifically set forth in SECTION 4.1 of the Company  Disclosure  Schedule,  during the period from the date of this Agreement to the Effective Time, neither the Company nor any of its subsidiaries will, without the prior written consent of Purchaser:

             (i) amend or propose to amend its certificate of  incorporation  or
bylaws  (or  comparable   governing   instruments)   or  alter  through  merger,
liquidation, reorganization, restructuring or in any other fashion the corporate or  organizational  structure  or  ownership  of  the  Company  or  any  of  its subsidiaries;

             (ii) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of (A) any shares of, or any options, warrants,  commitments,  subscriptions or rights of any kind to acquire or sell any shares of, its capital stock or other securities or equity interests or any Voting Debt,  including,  but not limited to, any securities  convertible into or exchangeable  for shares of stock of any class,  except for the issuance of Shares pursuant to the exercise of Company Options outstanding on the date of this  Agreement in  accordance  with their present  terms,  or (B) any "phantom"
stock,  "phantom"  stock  rights,  stock  appreciation  rights  or  stock  based performance units;

             (iii) split, combine,  reclassify,  alter or amend the terms of any of the items set out in  Section  4.1(b)(ii)  or  declare,  pay or set aside any dividend  or other  distribution  (whether  in cash,  stock or  property  or any combination thereof),  other than the Distribution,  in respect of the items set out in Section  4.1(b)(ii),  or  directly  or  indirectly  redeem,  purchase  or otherwise  acquire  or offer to  acquire  any of the  items  set out in  Section
4.1(b)(ii),  including  any dividends or  distributions  to the Company from its subsidiaries  (or to a subsidiary of the Company from its  subsidiaries),  other than with respect to the Distribution;

             (iv) (A) create, incur, assume,  forgive or make any changes to the terms or collateral of any debt or  receivables  (other than trade  payables and receivables  in the ordinary  course of business  consistent  in type and amount with prior  practice  and the  incurrence  of debt in  connection  with  capital expenditures  made in accordance with the Capex Budget (as defined  below)),  or any employee or officer loans or advances,  except incurrences that constitute a

                                       33

refinancing  of existing  obligations on terms that are no less favorable to the
Company and its  subsidiaries  than the existing terms;  (B) assume,  guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently  or otherwise)  for the  obligations  of any person;  (C) except in accordance  with the Company's  capital  expenditure  budget for the 2006 fiscal year (the "CAPEX BUDGET"), make any capital expenditures or incur any opening or preopening expenses;  (D) make any loans,  advances or capital contributions to, or investments in, any other person (other than customary travel,  relocation or business  advances to employees  consistent  with past  practices);  (E) acquire stock or assets of, or merge or consolidate  with,  any other person;  (F) incur
any  material  liability  or  obligation  (absolute,   accrued,   contingent  or
otherwise)  other  than  trade  payables  in the  ordinary  course  of  business consistent  in type and  amount  with  past  practice;  or (G)  sell,  transfer, mortgage,  pledge,  lease,  encumber or otherwise  dispose of, or agree to sell, transfer,  mortgage, pledge, lease, encumber or otherwise dispose of, any assets or  properties  (real,  personal or mixed,  tangible or  intangible)  other than inventory held for sale or the disposition and replacement of obsolete  personal property in the ordinary  course of business,  or to secure debt permitted under subclause (A) of this clause (iv);

             (v)  increase the wages,  salaries,  bonus,  compensation  or other benefits of any of its officers or employees (other than non-material  increases granted  to  retain  employees,  other  than  officers,  who have  been  offered employment by another person) or enter into,  establish,  amend or terminate any employment,  consulting,  retention,  change in control,  collective bargaining, bonus or other incentive compensation,  profit sharing, health or other welfare,
stock  option  or  other  equity,  pension,  retirement,   vacation,  severance,
termination,  deferred  compensation  or other  compensation  or  benefit  plan, policy,  agreement,  trust, fund or other arrangement with, for or in respect of any officer,  director or employee  other than as required by applicable  Law or pursuant to the terms of agreements  in effect on the date of this  Agreement or in the ordinary course of business  consistent with past practice with employees
(other than officers) of the Company or any of its subsidiaries;

             (vi) (A)  commence or settle any  Litigation  or other  proceedings with any  Governmental  Authority or other person in excess of amounts  reserved for such Litigation in the Company  Financial  Statements or (B) make,  amend or rescind  any  election  relating  to  Taxes,  settle  any  Litigation,  audit or controversy  relating  to Taxes in excess of amounts  reserved  therefor  in the
Company Financial  Statements,  file any amended Tax Return or claim for refund, change any method of  accounting  or make any other change in its  accounting or
Tax policies or procedures,  agree to an extension of any statute of limitations related  to any Tax,  enter  into a closing  agreement  related  to any Tax,  or surrender any right to claim a Tax refund,  except as required by applicable Law or GAAP;

             (vii)  adopt  or  amend  any  resolution  or  agreement  concerning indemnification of its directors, officers, employees or agents;

             (viii)  transfer  or license  to any person or entity or  otherwise extend,  materially amend or modify,  permit to lapse or fail to preserve any of the Company  Intellectual  Property as currently  maintained  or disclose to any person who has not entered into a confidentiality agreement any trade secrets;

                                       34

             (ix) modify,  amend or terminate any Company Material Contract,  or waive,  release  or  assign  any  rights or claims  thereunder,  enter  into any agreement  that if  entered  into  prior to the date  hereof  would be a Company
Material  Contract,  or enter into or materially amend any contract or agreement with any affiliate of the Company;

             (x) modify,  amend or  terminate,  or waive,  release or assign any
rights  or  claims  with   respect   to,  any   confidentiality   agreement   or
non-competition  agreement to which the Company or any of its  subsidiaries is a party;

             (xi) fail to maintain its books,  accounts and records in the usual manner on a basis consistent with that heretofore employed;

             (xii)  establish  any  subsidiary  or  enter  into  any new line of business;

             (xiii) permit any insurance policy naming the Company or any of its subsidiaries  as a  beneficiary  or a loss payee to be cancelled or  terminated, unless the Company  maintains  substantially  similar  insurance  coverage as is currently in place;

             (xiv)  revalue  any of its assets or make any change in  accounting methods, principles or practices, except as required by GAAP;

             (xv)  fail to make in a  timely  manner  any  filings  with the SEC required  under  the  Securities  Act or the  Exchange  Act  or  the  rules  and regulations promulgated thereunder;

             (xvi) discharge any obligations  (including accounts payable) other than on a timely basis in the ordinary  course of business  consistent with past practice;

             (xvii) close or materially reduce the Company's or any subsidiary's activities, or effect any layoff or other Company-initiated  personnel reduction or change, at any of the Company's or any subsidiary's facilities; or

             (xviii)  authorize  any of, or agree to  commit  to do any of,  the foregoing actions.

         (c) The Company  shall,  and shall cause its  subsidiaries  to, use its commercially  reasonable efforts to comply with all Laws applicable to it or any of its properties,  assets or business and maintain in full force and effect all the Company Permits.

 4.2.    NOTIFICATION OF CERTAIN MATTERS.

         The  Company  shall  give  prompt  notice  to  Purchaser  if any of the following occur after the date of this Agreement:  (i) there has been a material failure of the  Company to comply  with or satisfy any  covenant,  condition  or agreement to be complied with or satisfied by it hereunder;  (ii) receipt of any notice or other  communication in writing from any third party alleging that the
Consent of such third party is or may be required in connection  with any of the
Transactions;  (iii)  receipt  of any  notice  or other  communication  from any
Governmental  Authority  (including,  but  not  limited  to,  the  NASD  or  any securities  exchange)  in  connection  with  any of the  Transactions;  (iv) the occurrence  of an event  which  could  reasonably  be expected to have a Company
Material Adverse Effect or that could otherwise  reasonably be expected to cause

                                       35

a  condition  in  Article VI not to be  satisfied;  or (v) the  commencement  or threat,  in  writing,  of  any  Litigation  against  the  Company  or any of its subsidiaries,  or any of their  respective  properties  or  assets,  or,  to its knowledge,  any employee,  agent, director or officer, in his or her capacity as such, of the Company or any of its  subsidiaries  which,  if pending on the date hereof,  would have been required to have been  disclosed by the Company in this
Agreement or which relates to the  consummation of any of the  Transactions.  No such notice to Purchaser shall have any effect on the  determination  of whether any of the conditions to the consummation of any of the  Transactions  have been satisfied or in determining  whether any of the  representations,  warranties or covenants contained in this Agreement have been breached.

 4.3.    ACCESS AND INFORMATION.

         (a) Between the date of this  Agreement  and the  Effective  Time,  the
Company will give, and shall direct its  accountants  and legal counsel to give,
Purchaser and its authorized representatives (including, without limitation, its financial  advisors,  accountants and legal counsel),  at all reasonable  times, access as reasonably  requested to all offices and other  facilities  and to all contracts, agreements, commitments, books and records (including work papers) of or  pertaining  to the  Company  and any of its  subsidiaries,  will  permit the foregoing to make such reasonable inspections as they may require and will cause its officers promptly to furnish Purchaser with (i) periodic  unaudited combined
(and  separated by brand)  balance  sheets of the Company and its  subsidiaries'
domestic  operations as of each four-week period then ended and related domestic combined  (and  separated  by  brand)  statements  of  earnings,  cash  flow and stockholders'  equity,  in  the  Company's  standard  format,  (ii)  such  other financial and operating data and other  information with respect to the business and properties of the Company and any of its  subsidiaries as Purchaser may from time to time reasonably request,  and (iii) a copy of each report,  schedule and other document filed or received by the Company  pursuant to the requirements of applicable  securities  laws  or the  NASD.  Between  the  date  hereof  and the
Effective Time,  Purchaser may, upon the prior written approval of the Company's
Chief Executive Officer or Chief Financial Officer,  contact any employee of the
Company or any of its subsidiaries  directly,  provided that such contact is for informational  purposes  only and  does not  unreasonably  interfere  with  such employee's ongoing  responsibilities  to the Company or any of its subsidiaries.
No such access,  inspections or furnishing of information  shall have any effect on Purchaser or Merger Sub's ability to assert that  conditions to Closing or to the consummation of the Merger have not been satisfied.

         (b) Between the date of this  Agreement and the Transfer  Closing Date, subject  to any  limitations  set forth in Section  4.3(a),  the  Company  shall provide such  information  as is reasonably  requested by  Purchaser,  and shall reasonably  cooperate  with  Purchaser,  to enable  Purchaser to  determine  (A)
whether the Company has been at any time within the  five-year  period ending on the Transfer  Closing Date a United  States real  property  holding  corporation within the meaning of Section 897(c)(2) of the Code, (B) whether the Company has any  shareholders as of the Transfer  Closing Date who are "Foreign  Persons" as
defined  in  Section  1445 of the  Code  that  have  owned  more  than 5% of the outstanding  stock of the Company at any time within the five-year period ending on the Transfer  Closing Date and (C) the current and  accumulated  earnings and profits of the  Company  and each of its  subsidiaries  for  federal  income tax purposes.

                                       36

         (c) Without limiting any other provision of this Agreement, immediately before the close of business on the day which is six (6) business  days prior to the then scheduled  Closing Date,  the Company shall inform  Purchaser as to the then-current  status of  satisfaction  of the  conditions  described in Sections
6.2(a), (b) and (c).

 4.4.    SPECIAL MEETING; PROXY STATEMENT.

         (a) As   promptly  as  practicable  following  the  execution  of  this
Agreement,  the Company,  acting through its Board,  shall,  in accordance  with applicable Law:

             (i) (A) duly  call,  give  notice  of,  convene  and  (unless  this
Agreement has been terminated)  hold a special meeting of its stockholders  (the
"SPECIAL  MEETING") for the purposes of  considering  and taking action upon the approval  and  adoption  of  this  Agreement  and  the  Transactions,  including adjourning  such  meeting  for up to ten  (10)  business  days  to  obtain  such approval;

                 (B) subject to Section 4.8, declare  advisable and recommend to its  stockholders  that they adopt this Agreement and approve the  Transactions, and shall include disclosure regarding the approval of the Board; and

                 (C) without  limiting  the  generality  of the  foregoing,  the
Company agrees that its obligations  under clause (A) of this Section  4.4(a)(i)
shall not be affected by the commencement, public proposal, public disclosure or other  communication  to the Company or any other person of any Company Takeover
Proposal  (as such term is  defined  in Section  4.8(a))  or the  withdrawal  or modification by the Board of its approval of this Agreement or the  Transactions or its  recommendation  that holders of Shares adopt this  Agreement and approve the Transactions;

             (ii) prepare and file with the SEC a  preliminary  proxy  statement relating  to the  Transactions  and this  Agreement  and obtain and  furnish the information  required to be included by the SEC therein (the Company agrees that it shall be  obligated  to file such  preliminary  proxy  statement on or before fifteen (15) days after the date of this Agreement) and, after consultation with
Purchaser, respond as promptly as reasonably practicable to any comments made by the SEC with respect to the  preliminary  proxy statement and cause a definitive proxy  statement,  including any amendments or  supplements  thereto (the "PROXY
STATEMENT"),  to be mailed to its stockholders at the earliest practicable date, provided that no amendments or supplements  to the Proxy  Statement will be made by the Company without prior consultation with Purchaser and its counsel; and

             (iii) notify Purchaser promptly of the receipt of any comments from the SEC or its staff and of any  request by the SEC or its staff for  amendments or supplements to the Proxy  Statement or for  additional  information  and will supply Purchaser with copies of all correspondence between the Company or any of its  representatives,  on the one hand,  and the SEC or its staff,  on the other hand,  with respect to the Proxy  Statement.  The Company shall give Purchaser a reasonable  opportunity  to  comment on any  correspondence  with the SEC or its staff or any proposed  material to be included in the Proxy  Statement  prior to transmission  to the SEC or its staff and shall  not,  unless  required  by Law, transmit any such material to which Purchaser reasonably objects. If at any time

                                       37

prior to the  Special  Meeting  there  shall  occur any event that should be set forth in an amendment or supplement, after obtaining the consent of Purchaser to such amendment or supplement  (which consent shall not be unreasonably  withheld or delayed), the Company shall promptly transmit such amendment or supplement to its stockholders.

             (b) To the extent permitted by Law,  Purchaser shall vote, or cause to be  voted,  all  of  the  Shares  then  owned  by  it,  Merger  Sub or any of
Purchaser's  other  subsidiaries  in favor of the adoption of this Agreement and the approval of the Transactions.

 4.5.    COMMERCIALLY REASONABLE EFFORTS.

         Subject to the terms and conditions herein provided,  including Section
4.8 of this Agreement,  the Company agrees to, and shall cause its  subsidiaries to, use its commercially  reasonable  efforts to take, or cause to be taken, all actions  and to do,  or  cause to be  done,  all  things  necessary,  proper  or advisable  to  consummate  and make  effective  as promptly as  practicable  the
Transactions,  including,  but not limited to: (i)  obtaining  all Consents from
Governmental Authorities and other third parties for which the Company or any of its  subsidiaries  would need to obtain consent required for the consummation of the Transactions  (provided that the Company shall not make any payment or amend the terms of any agreement in connection with obtaining any such Consent without the prior written  approval of Purchaser) and (ii)  consulting  and  cooperating with, providing assistance to and furnishing information reasonably requested by
Purchaser and Merger Sub in the preparation and filing with the SEC of the Proxy
Statement and all necessary amendments and supplements  thereto.  Upon the terms and subject to the conditions hereof, the Company agrees to, and shall cause its subsidiaries to, use its commercially reasonable efforts to take, or cause to be taken,  all  actions  and to do, or cause to be done,  all things  necessary  to satisfy the conditions to the  consummation of the  Transactions to be satisfied by the Company.

 4.6.    PUBLIC ANNOUNCEMENTS.

         So long as this  Agreement  is in effect,  the Company  shall not,  and shall cause its  affiliates  not to, (i) issue or cause the  publication  of any press release or any other  announcement or  communication  with respect to this
Agreement or the Transactions without the prior written consent of Purchaser, or
(ii) discuss with the press or the media this Agreement or the Transactions (and will refer any and all  questions  and  inquiries  concerning  Purchaser  or its affiliates  to  Purchaser),  except in any case  under (i) or (ii) to the extent that such  release,  announcement  communication  or  discussion  is required by
applicable  Law  or  Governmental   Authority  and  in  such  cases  only  after
consultation with Purchaser.

 4.7.    COMPLIANCE.

         In consummating  the  Transactions,  the Company shall, and shall cause its  subsidiaries  to,  comply with the  provisions  of the  Exchange  Act,  the
Securities Act, the DGCL and all other applicable Laws, provided,  however, that the failure of the Company or any of its  subsidiaries  to obtain any Consent in connection  with  this  Agreement  or any of the  Transactions  pursuant  to any federal,  state,  city or local Law  governing  the sale of  liquor  that may be applicable or required by any Company  Material  Contract shall not be deemed to cause a breach of this covenant.

                                       38

 4.8.    NO SOLICITATION.

         (a) For purposes of this Agreement,  "COMPANY TAKEOVER  PROPOSAL" means
(other than the  Transactions)  any  inquiry,  proposal or offer from any person relating to (1) any direct or indirect  acquisition or purchase of assets of the
Company  representing  20%  or  more  of  the  assets  of the  Company  and  its subsidiaries,  including by way of the purchase of stock of  subsidiaries of the
Company,  (2) any issuance,  sale or other  disposition  of (including by way of merger,  consolidation,  business combination,  share exchange, joint venture or any similar transaction) securities (or options, rights or warrants to purchase,
or  securities   convertible   into  or  exchangeable   for,  such   securities)
representing  20% or more of the  voting  power of the  Company,  (3) any tender offer, exchange offer or other transaction in which, if consummated,  any person or  "group"  (as such term is defined  under the  Exchange  Act)  shall  acquire beneficial  ownership  (as such term is defined in Rule 13d-3 under the Exchange
Act), or the right to acquire beneficial ownership, of 20% or more of the voting power of the Company, or (4) any merger, consolidation, share exchange, business combination, recapitalization, liquidation or dissolution involving the Company.
For  purposes of this  Agreement,  a "COMPANY  SUPERIOR  OFFER"  means a Company
Takeover Proposal on terms that the Board determines,  in good faith, based upon consultations  with its outside legal counsel and its  financial  advisors,  are more  favorable  to the  Company's  stockholders  than  this  Agreement  and the
Transactions,  taken as a whole,  after giving effect to any  adjustments to the terms and  conditions  of this  Agreement  agreed to in writing by  Purchaser in response to such  Company  Takeover  Proposal,  and is  reasonably  likely to be consummated, taking into account all legal, financial and regulatory aspects of, and conditions to, the Company  Superior Offer and the person making the Company
Superior Offer (including any financing required by such person).

         (b) Except as set forth in this  Section  4.8,  the Company  shall not, directly or  indirectly,  and shall not,  directly or  indirectly,  authorize or permit any officer,  director,  employee, agent or representative of the Company to, (i) solicit,  encourage,  initiate or facilitate  the making,  submission or announcement  of any Company  Takeover  Proposal,  (ii)  furnish any  non-public information  regarding the Company or the Transactions to any person (other than
Purchaser,  Merger  Sub or  their  representatives)  in  connection  with  or in response  to a  Company  Takeover  Proposal,  (iii)  engage  in  discussions  or negotiations with any person with respect to any Company Takeover Proposal, (iv)
withdraw or modify,  or propose  publicly  to  withdraw  or modify,  in a manner adverse to Purchaser,  the approval of this Agreement or the Transactions or its recommendation  that  holders of Shares  adopt this  Agreement,  (v)  approve or recommend,  or propose  publicly to approve or recommend,  any Company  Takeover
Proposal,  or (vi) cause the  Company to  discuss,  negotiate  or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Company Takeover Proposal.

         (c) Notwithstanding  the provisions of Section 4.8(b),  nothing in this
Agreement  shall prohibit or limit (i) the Company,  or the Board,  prior to the date of the Special Meeting,  from furnishing  non-public  information regarding the Company to, or entering into discussions or negotiations with, any person in response to an unsolicited,  bona fide written Company Takeover  Proposal if (A)
the Board determines in good faith,  after  consultation  with its outside legal counsel,  that such action with  respect to such  Company  Takeover  Proposal is necessary  for the Board to comply with its  fiduciary  duties to the  Company's stockholders  under applicable Law, (B) the Company receives from such person an executed  confidentiality  agreement with provisions no less  favorable,  in the

                                       39

aggregate, to the Company than those contained in the confidentiality  agreement dated  December  7, 2005 by and  between  the  Company  and  Purchaser,  and (C)
contemporaneously  with  furnishing  any such  information  to such person,  the
Company  furnishes such  information to Purchaser to the extent such information has not  been  previously  furnished  to  Purchaser;  or (ii) the  Company  from complying  with Rules l4d-9 and 14e-2  promulgated  under the  Exchange Act with regard to any Company Takeover Proposal.

         (d) The Company shall notify  Purchaser as promptly as practicable (and in any event within one business  day) of the receipt by the Company,  or any of its representatives,  of any bona fide inquiries,  proposals or offers, requests for  information  or requests for  discussions  or  negotiations  regarding  any
Company  Takeover  Proposal  or any bona fide  inquiries,  proposals  or offers, requests for information or requests for discussions or negotiations  that could reasonably be expected to result in a Company Takeover Proposal,  specifying the terms and conditions  thereof and the identity of the party making such inquiry, proposal,  offer or request for  information.  The Company shall keep  Purchaser informed  of the  status  of any such  discussions  or  negotiations  and of any modifications to such inquiries,  proposals, offers or requests for information.
The  Company  agrees  that it shall not  terminate,  waive,  amend or modify any provision of any existing standstill or confidentiality agreement to which it is a party and that relates to a Company Takeover  Proposal,  and the Company shall use  commercially  reasonable  efforts to  enforce  the  provisions  of any such agreement.  The Company shall  immediately  cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to any  Company  Takeover  Proposal  as of the date  hereof  and shall  inform  its representatives of the obligations undertaken in this Section 4.8.

         (e)  Notwithstanding  anything  in  this  Agreement  to  the  contrary, including  Section  4.8(b),  the Board may, at any time prior to the date of the
Special  Meeting:  (i) (A) withdraw or modify its approval of this  Agreement or the  Transactions  or its  recommendation  that  holders  of Shares  adopt  this
Agreement  and approve the  Transactions  or (B) approve or  recommend a Company
Superior  Offer  if,  in the  case of both  clause  (A)  and (B)  above:  (x) an unsolicited, bona fide written offer is made to the Company by a third party for a Company  Takeover  Proposal;  (y) the Board  determines  in good faith,  after consultation with its financial advisors,  that such offer constitutes a Company
Superior Offer; and (z) following  consultation with outside legal counsel,  the
Board  determines  that the withdrawal or  modification  of its approval of this
Agreement or the Transactions or its recommendation that holders of Shares adopt this  Agreement  and  approve  the  Transactions  is required to comply with the fiduciary  duties  of  the  Board  to the  stockholders  of  the  Company  under applicable  Law,  but only,  in the case of both  clause (A) and (B) above,  (i)
after  providing  written  notice to  Purchaser  (a "NOTICE OF SUPERIOR  OFFER")
advising  Purchaser  that the  Board has  received  a  Company  Superior  Offer, specifying the material terms and conditions of such Company  Superior Offer and identifying the person or persons making such Company  Superior Offer,  and (ii)
if Purchaser does not, within three (3) business days of Purchaser's  receipt of the Notice of Superior  Offer,  make an offer that the Board  determines in good faith,  after  consultation  with  its  financial  advisors,  to be at  least as favorable to the Company's  stockholders as the Company Superior Offer; PROVIDED that during such three (3) business day period, the Company shall, and shall use commercially  reasonable  efforts to cause its financial and legal  advisors to, negotiate  in good  faith with  Purchaser  (to the  extent  Purchaser  wishes to negotiate)  to enable  Purchaser  to make such an offer;  or (ii)  other than in connection with a Company Takeover Proposal,  withdraw or modify its approval of

                                       40

this Agreement or the Transactions or its recommendation  that holders of Shares adopt this  Agreement  and approve  the  Transactions,  if the Board  reasonably determines  (after  consultation with outside legal counsel) that the withdrawal or  modification of such approval or  recommendation  is required to comply with the  fiduciary  duties of the Board to the  stockholders  of the  Company  under applicable Law.

 4.9.    SEC AND STOCKHOLDER FILINGS.

         The Company shall send to Purchaser a copy of all reports and materials promptly  after the time it sends the same to its  stockholders,  the SEC or any state or foreign securities commission.

 4.10.   STATE TAKEOVER LAWS.

         Notwithstanding  any other  provision in this  Agreement,  if any state takeover  statute may become,  or may  purport to be,  applicable  to any of the
Transactions,  the Company  and the  members of its Board will,  and the Company will cause its  subsidiaries  to, grant such  approvals and take such actions as are  necessary  so that the  Transactions  may be  consummated  as  promptly  as practicable on the terms and conditions contemplated hereby and otherwise act to eliminate the effect of any takeover statute on any of the Transactions.

 4.11.   AMENDMENT OF THE COMPANY EMPLOYEE PLANS.

         The Company  will,  effective at or  immediately  before the  Effective
Time,  cause  any of  its or its  subsidiaries'  Company  Employee  Plans  to be amended,  to the extent  reasonably  requested by Purchaser,  for the purpose of permitting such Company  Employee Plan to continue to operate in conformity with
ERISA and the Code and with the  structure  of the  Company  and its  affiliates following the Transfers and the Merger.

 4.12.   HSR ACT.

         The Company will, and will cause its  subsidiaries  to,  promptly after the  execution of this  Agreement,  file all  Notification  and Report Forms and related  materials  that it may be  required  to file  with  the  Federal  Trade
Commission and the Antitrust Division of the United States Department of Justice
under  the HSR Act in  connection  with  the  Transactions,  will  exercise  its commercially reasonable efforts to obtain an early termination of the applicable waiting period,  and will make any further filings  pursuant thereto that may be necessary to consummate the Transactions.

 4.13.   ACTIONS WITH RESPECT TO THE TRANSFERS.

         (a) Notwithstanding any other provision in this Agreement,  on or prior to the Transfer Closing Date, the following events will occur:

             (i) The Board shall have declared the Distribution,  payable to all holders of record of Shares immediately prior to the Effective Time.

             (ii) The  Company  and  Purchaser  shall join in making an election under Section  338(h)(10)  of the Code (and any  corresponding  elections  under

                                       41

state, local or foreign Tax law) (collectively, a "SECTION 338(H)(10) ELECTION")
with respect to the  purchase  and sale of the stock of each of the  Transferred
Subs.

             (iii) Each such Section 338(h)(10)  Election shall be made pursuant to  Section  338(h)(10)  of the Code and the  Treasury  Regulations  promulgated thereunder. The Company shall include any income, gain, loss, deduction or other
Tax items resulting from the Section  338(h)(10)  Election on its Tax Returns to the extent required by applicable Law.

             (iv)  The  Company  shall  have  also  furnished  Purchaser  with a non-foreign affidavit dated as of the Transfer Closing Date, sworn under penalty of perjury and in form and  substance  required  under the Treasury  Regulations issued  pursuant to Section 1445 of the Code,  stating that the Company is not a
"Foreign Person" as defined in Section 1445 of the Code.

         (b) Effective  immediately prior to the Transfer  Closing,  the Company shall eliminate all  intercompany  receivables owed to the Company or any of its subsidiaries by any of the Transferred Subs in a tax-free  transaction by having the  Company  and/or  any  of  its  subsidiaries  contribute  such  intercompany
receivables  to  the  applicable   Transferred  Sub  having  the   corresponding
intercompany payable.

 4.14.   TAX SHARING AGREEMENTS.

         To the  extent  permitted  by the  Internal  Revenue  Service,  all Tax sharing  agreements  or similar  arrangements  with respect to or involving  the
Company or any of its  subsidiaries  shall be  terminated as of the Closing Date and, after the Closing Date, the Company and its subsidiaries shall not be bound thereby or have any liability thereunder.

                                   ARTICLE V
                        ADDITIONAL COVENANTS OF PURCHASER

 5.1.    NOTIFICATION OF CERTAIN MATTERS.

         Purchaser  shall  give  prompt  notice  to  the  Company  if any of the following occur after the date of this Agreement:  (i) there has been a material failure of  Purchaser  or Merger Sub to comply  with or  satisfy  any  covenant, condition or agreement to be complied  with or satisfied by it  hereunder;  (ii)
receipt of any notice or other  communication  in writing  from any third  party alleging  that  the  Consent  of  such  third  party  is or may be  required  in connection  with any of the  Transactions;  (iii) receipt of any notice or other communication from any Governmental  Authority  (including,  but not limited to, the NASD or any securities exchange) in connection with any of the Transactions;
(iv) the  occurrence  of an event which could  reasonably  be expected to have a
Purchaser Material Adverse Effect or that could otherwise reasonably be expected to cause a condition in Article VI not to be satisfied;  or (v) the commencement or  threat,  in  writing,  of any  Litigation  against  Purchaser  or any of its subsidiaries,  or any of their  respective  properties  or  assets,  or,  to its knowledge,  any employee,  agent, director or officer, in his or her capacity as such,  of Purchaser  or any of its  subsidiaries  which,  if pending on the date hereof,  would have been  required to have been  disclosed  by Purchaser in this
Agreement or which relates to the  consummation of any of the  Transactions.  No such notice to the Company shall have any effect on the determination of whether any of the conditions to the consummation of any of the  Transactions  have been

                                       42

satisfied or in determining  whether any of the  representations,  warranties or covenants contained in this Agreement have been breached.

 5.2.    COMMERCIALLY REASONABLE EFFORTS.

         Subject to the terms and conditions  herein provided,  Purchaser agrees to use its  commercially  reasonable  efforts to take, or cause to be taken, all actions  and to do,  or  cause to be  done,  all  things  necessary,  proper  or advisable  to  consummate  and make  effective  as promptly as  practicable  the
Transactions,  including,  but not limited to: (i)  obtaining  all Consents from
Governmental Authorities and other third parties (for which Purchaser would need to obtain Consent)  required for the  consummation of the  Transactions and (ii)
consulting  and  cooperating  with,   providing  assistance  to  and  furnishing
information  reasonably  requested by the Company in the  preparation and filing with the SEC of the Proxy Statement and all necessary amendments and supplements thereto.  Upon the terms and subject to the conditions hereof,  Purchaser agrees to use its  commercially  reasonable  efforts to take, or cause to be taken, all actions  and to do, or cause to be done,  all things  necessary  to satisfy  the conditions to the consummation of the Transactions to be satisfied by Purchaser.

 5.3.    COMPLIANCE.

         In consummating the Transactions, Purchaser and Merger Sub shall comply with the  provisions of the Exchange Act, the  Securities  Act, the DGCL and all
other applicable Laws.

 5.4.    INDEMNIFICATION AND INSURANCE.

         (a) The  Certificate  of  Incorporation  and  Bylaws  of the  Surviving
Corporation  shall  contain   provisions  no  less  favorable  with  respect  to
indemnification  than are set  forth in the  Certificate  of  Incorporation  and
Bylaws,  respectively,  of the Company,  which  provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect  adversely the rights  thereunder of individuals who, at or prior to the Effective  Time, were  directors,  officers,  employees, fiduciaries  or  agents of the  Company  or any of its  subsidiaries.  After the
Closing, the Surviving  Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless each present and former director and officer of the Company and each of its subsidiaries at or prior to the Effective
Time  (collectively,  the "INDEMNIFIED  PARTIES") against all costs and expenses
(including  attorneys'  fees),   judgments,   fines,  losses,  claims,  damages,
liabilities and settlement  amounts paid in connection  with any claim,  action, suit, proceeding or investigation (whether arising before or after the Effective
Time), whether civil, criminal, administrative or investigative,  arising out of or pertaining  to any action or omission,  in his or her capacity as an officer, director,  employee,  fiduciary or agent,  occurring on or before the  Effective
Time,  to the same extent as provided in the  Certificate  of  Incorporation  or
Bylaws of the Company, or any other applicable contract or agreement,  in effect on the date hereof. In the event of any such claim, action, suit,  proceeding or investigation,  (i) the Surviving  Corporation shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties,  which counsel shall be reasonably satisfactory to the Surviving Corporation,  promptly after statements therefor are received  (provided the  applicable  Indemnified  Party provides an undertaking  to  repay  all  advanced  expenses  if  it  is  finally  judicially

                                       43

determined that such Indemnified Party is not entitled to  indemnification)  and
(ii) the  Surviving  Corporation  shall  cooperate  in the  defense  of any such matter;  provided,  however,  that the Surviving Corporation shall not be liable for any settlement effected without the Surviving  Corporation's written consent
(which  consent shall not be  unreasonably  withheld or delayed);  and provided, further,  that the Surviving Corporation shall not be obligated pursuant to this
Section  5.4(a) to pay the fees and expenses of more than one counsel  (selected by a  plurality  of the  applicable  Indemnified  Parties)  for all  Indemnified
Parties in any  jurisdiction  with  respect to any single  action  except to the extent  that two or more of such  Indemnified  Parties  shall  have  conflicting interests in the outcome of such action;  and  provided,  further,  that, in the event that any claim for  indemnification  is  asserted  or made  within six (6)
years after the Effective Time, all rights to indemnification in respect of such claim shall continue until the disposition of such claim.

         (b) The Surviving  Corporation shall either (i) cause to be obtained at the Effective  Time "tail"  insurance  policies with a claims period of at least six years from the  Effective  Time with  respect to  directors'  and  officers'
liability  insurance in amount and scope at least as favorable as the  Company's existing  policies for claims  arising from facts or events that  occurred on or prior to the  Effective  Time; or (ii) maintain in effect for six years from the
Effective  Time, if available,  the current  directors' and officers'  liability insurance  policies  maintained  by the  Company  (provided  that the  Surviving
Corporation  may  substitute  therefor  policies  of at least the same  coverage containing  terms and conditions  that are not less  favorable)  with respect to matters occurring on or prior to the Effective Time; provided,  however, that in no event  shall the  Surviving  Corporation,  in order to obtain  the  insurance policies  required under this Section 5.4(b),  be required to expend in any year during such six (6) year period more than 300% of current  annual  premiums paid by the Company for current comparable  insurance  coverage;  provided,  however, that in the event of an expiration,  termination or cancellation of such current policies, the Surviving Corporation shall be required to obtain as much coverage as is possible  under  substantially  similar  policies for such maximum  annual amount.  The Company  represents  that such current annual premium amount is set forth in SECTION 5.4(B) of the Company Disclosure Schedule.

         (c) In the event the Surviving  Corporation or any of its successors or assigns (i)  consolidates  with or merges into any other person and shall not be the  continuing  or surviving  corporation  or entity of such  consolidation  or merger,  or (ii) transfers all or substantially all of its properties and assets to any person,  then, and in each such case,  proper  provision shall be made so that the  successors and assigns of the Surviving  Corporation  shall succeed to the obligations set forth in this Section 5.4.

         (d) The  provisions  of this Section 5.4 (i) are intended to be for the benefit of, and shall be  enforceable  by, each  Indemnified  Party,  his or her heirs and  representatives  and (ii) are in addition to, and not in substitution for, any other rights to  indemnification  or contribution  that any such person may have by contract or otherwise.

 5.5.    BENEFIT PLANS AND EMPLOYEE MATTERS.

         (a) From and after the Transfer  Closing or the Effective  Time, as the case may be,  Purchaser shall cause the  Transferred  Subs to, and the Surviving
Corporation and its  subsidiaries  shall,  continue to honor, in accordance with their terms, all binding contracts,  agreements,  arrangements,  policies, plans

                                       44

and  commitments of the Company and its  subsidiaries  as in effect  immediately prior to the Transfer  Closing or the  Effective  Time, as the case may be, that are applicable to any current or former employees or directors of the Company or any of its subsidiaries.

         (b)  Employees of the Company and its  subsidiaries  as of the Transfer
Closing or the Effective Time, as the case may be (each,  an "EMPLOYEE"),  shall
receive  credit  under  any  employee  benefit  plan,   program  or  arrangement
(including vacation plans, programs and arrangements)  established or maintained by Purchase Sub or any of the Transferred  Subs or the Surviving  Corporation or
any of its  subsidiaries,  as the case may be, for service  with the Company and its subsidiaries through the Transfer Closing or the Effective Time, as the case may be. Each Employee shall retain their current  credit for service  accrued or deemed accrued on or prior to the Transfer Closing or the Effective Time, as the case may be, with the  Company or any of its  subsidiaries;  provided,  however, that such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit.

         (c)  With  respect  to  the  welfare   benefit   plans,   programs  and
arrangements  maintained,  sponsored or contributed to by Purchase Sub or any of
the  Transferred   Subs,  or  by  the  Surviving   Corporation  or  any  of  its
subsidiaries,  in which an Employee may be eligible to  participate  on or after the Transfer  Closing or the Effective Time, as the case may be, Purchaser shall
provide  credit  to  each  Employee  for  any   co-payments,   deductibles   and
out-of-pocket  expenses paid by such Employee  under the Company  Employee Plans during the relevant plan year,  up to and including the Transfer  Closing or the
Effective Time, as the case may be.

         (d) From and after the Transfer  Closing or the Effective  Time, as the case may be,  Purchaser shall cause the  Transferred  Subs to, and the Surviving
Corporation and its  subsidiaries  shall,  continue to honor, in accordance with their terms, all employment and retention agreements listed in SECTION 5.5(D) of the Company Disclosure Schedule.

 5.6.    PUBLIC ANNOUNCEMENTS.

         So long as this  Agreement is in effect,  each of Purchaser  and Merger
Sub shall not, and each shall cause its respective  affiliates not to, (i) issue or cause the  publication  of any press  release  or any other  announcement  or communication  with respect to this  Agreement or the  Transactions  without the prior  written  consent of the  Company,  or (ii)  discuss with the press or the media this Agreement or the  Transactions  (and will refer any and all questions and inquiries  concerning the Company or its affiliates to the Company),  except in any case under (i) or (ii) to the  extent  that such  release,  announcement, communication  or  discussion  is required  by  applicable  Law or  Governmental
Authority and in such cases only after consultation with the Company.

 5.7.    HSR ACT.

         Each of Purchaser and Merger Sub will,  promptly after the execution of this Agreement,  file all  Notification  and Report Forms and related  materials that it may be  required  to file  with the  Federal  Trade  Commission  and the
Antitrust  Division of the United States Department of Justice under the HSR Act in connection with the Transactions,  will exercise its commercially  reasonable

                                       45

efforts to obtain an early  termination of the applicable  waiting  period,  and will  make  any  further  filings  pursuant  thereto  that may be  necessary  to consummate the Transactions.

                                   ARTICLE VI
                                   CONDITIONS

 6.1.    CONDITIONS TO EACH PARTY'S OBLIGATIONS.

         The  respective  obligations  of each party to effect the  Transactions shall be subject to the  fulfillment or waiver at or prior to the Effective Time of the following conditions:

         (a) STOCKHOLDER  APPROVAL.  The Company Stockholder Approval shall have been obtained.

         (b) NO INJUNCTION OR ACTION. No order, statute, law, rule,  regulation, executive order, stay,  decree,  judgment or injunction shall have been enacted, entered,  promulgated or enforced by any court or other Governmental  Authority, which makes  illegal,  prohibits  or  prevents  the  consummation  of any of the
Transactions and which has not been vacated, dismissed or withdrawn prior to the
Transfer  Closing  Date or the  Closing  Date,  as  applicable.  The Company and
Purchaser  shall use their  commercially  reasonable  efforts to have any of the foregoing vacated, dismissed or withdrawn by the Transfer Closing Date.

         (c) HSR ACT. The applicable waiting period under the HSR Act shall have expired or been terminated.

 6.2.    CONDITIONS TO OBLIGATIONS OF PURCHASER TO EFFECT THE TRANSFERS.

         The  obligations of Purchaser to effect the Transfers  shall be subject to the  fulfillment  at or prior to the Transfer  Closing Date of the  following additional  conditions,  which may be waived by Purchaser in writing in its sole discretion:

         (a) REPRESENTATIONS AND WARRANTIES.  The representations and warranties of the Company (i) set forth in this Agreement (other than Sections  2.2(a)-(d),
2.2(f),  2.3 and 2.4) shall be true and correct as of the date of this Agreement and as of the Transfer Closing Date (other than  representations  and warranties which  address  matters  only as of a particular  date,  which shall be true and correct on and as of such particular date, subject to the qualification  below), as  if  made  at  and  as at  such  date,  except  where  the  failure  of  such representations  and warranties to be so true and correct (without giving effect to any limitation as to "materiality"  or "Company  Material Adverse Effect" set forth  therein)  could not  reasonably  be expected  to have a Company  Material
Adverse Effect, and (ii) set forth in Sections  2.2(a)-(d),  2.2(f), 2.3 and 2.4 shall  be true  and  correct  in all  material  respects  as of the date of this
Agreement and as of the Transfer  Closing Date (other than  representations  and warranties  which address matters only as of a particular  date,  which shall be true and correct in all material respects on and as of such particular date), as if made at and as at such date.

                                       46

         (b)  COVENANTS.  The  Company  shall  have  performed  in all  material respects  its  obligations  and  complied  in all  material  respects  with  its agreements  or  covenants  to be  performed  or  complied  with by it under this
Agreement on or prior to the Transfer Closing Date.

         (c) MATERIAL ADVERSE EFFECT. There shall not have occurred any changes, conditions,  events or  developments  that have had or that could  reasonably be expected to have a Company Material Adverse Effect.

         (d)  CERTIFICATE.  The Company shall have  furnished  Purchaser  with a certificate  dated as of the  Transfer  Closing Date signed on its behalf by its
Chief  Executive  Officer,  in such  capacity but not as an  individual,  to the effect that the  conditions  set forth in paragraphs (a) and (b) of this Section
6.2 have been satisfied.

         (e) GOVERNMENTAL ACTION. There shall not have been entered, enforced or issued by any Governmental Authority any judgment, order, injunction,  ruling or decree which:  (i) prohibits or materially  limits the ownership or operation by the Surviving Corporation,  Purchaser or Purchase Sub of any material portion of the shares of stock (or other rights of  ownership) or assets of the Company and its subsidiaries,  taken as a whole; or (ii) requires  divestiture or rescission by Purchaser,  Merger Sub or Purchase Sub of any material  portion of the shares of stock  (or other  rights of  ownership)  or  assets  of the  Company  and its subsidiaries, taken as a whole.

         (f) CONSENTS.  All Consents  required in connection with this Agreement or the  Transactions  (other than any  Consents  that may be required  under any
Company Leases or Company Permits,  including,  without limitation,  pursuant to any federal,  state,  city or local Law governing the sale of liquor that may be applicable)  shall have been  obtained  and shall be in full  force and  effect, except where the failure to so obtain or have in effect such Consents  could not reasonably be expected to have, in the  aggregate,  a Company  Material  Adverse
Effect.

         (g)  DISSENT  CONDITION.  The holders of not more than  twenty-two  and one-half percent (22.5%) of the Shares shall have exercised  dissenter's  rights in accordance with the DGCL.

Purchaser and Merger Sub  expressly  acknowledge  that the Company's  failure to obtain or have in effect  Consents that may be required under any Company Leases or Company  Permits,  including,  without  limitation,  pursuant to any federal, state,  city or local Law governing  the sale of liquor that may be  applicable, shall not constitute a Company Material Adverse Effect.

 6.3.    CONDITIONS TO OBLIGATIONS OF PURCHASER TO EFFECT THE MERGER.

         The  obligations of Purchaser and Merger Sub to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional  conditions,  which may be waived by Purchaser in writing in its sole discretion:

         (a) CLOSING OF TRANSFERS AND  DISTRIBUTION.  The Transfer Closing shall have occurred and the Company shall have  deposited  the  Distribution  with the
Transfer Agent.

         (b) TRANSFER  CLOSING  CONDITIONS.  All of the  conditions set forth in
Section 6.2 shall be conditions to the obligation of Purchaser and Merger Sub to effect the Merger, with any such conditions that are to be fulfilled at or prior

                                       47

to the Transfer  Closing Date being required to be fulfilled as of the Effective
Time.

         (c)  CERTIFICATE.  The Company shall have  furnished  Purchaser  with a certificate  in  substance  the same as the one  furnished  pursuant  to Section
6.2(d), dated as of the Closing Date.

 6.4.    CONDITIONS TO OBLIGATIONS OF THE COMPANY.

         (a) CLOSING OF TRANSFERS.  The obligations of the Company to effect the
Transfers  shall be  subject  to the  fulfillment  at or  prior to the  Transfer
Closing Date of the following additional conditions,  which may be waived by the
Company in writing in its sole discretion:

             (i)  REPRESENTATIONS   AND  WARRANTIES.   The  representations  and
warranties of Purchaser set forth in this Agreement shall be true and correct as of the date of this  Agreement  and as of the Transfer  Closing Date (other than representations  and  warranties  which address  matters only as of a particular date, which shall be true and correct on and as of such particular date, subject to the qualification below), as if made at and as at such date, except where the failure  of  such  representations  and  warranties  to be so true  and  correct
(without  giving  effect to any  limitation  as to  "materiality"  or "Purchaser
Material  Adverse Effect" set forth therein) could not reasonably be expected to have a Purchaser Material Adverse Effect.

             (ii)  COVENANTS.  Purchaser  shall have  performed  in all material respects  its  obligations  and  complied  in all  material  respects  with  its agreements  or  covenants  to be  performed  or  complied  with by it under this
Agreement on or prior to the Transfer Closing Date.

             (iii) CERTIFICATE.  Purchaser shall have furnished the Company with a certificate  dated as of the Transfer Closing Date signed on its behalf by its
President,  in such  capacity but not as an  individual,  to the effect that the conditions set forth in paragraphs (i) and (ii) of this Section 6.4(a) have been satisfied.

         (b)  CLOSING OF MERGER.  The  obligations  of the Company to effect the
Merger shall be subject to the  fulfillment at or prior to the Effective Time of the  following  additional  conditions,  which may be waived by the  Company  in writing in its sole discretion:

             (i) CLOSING OF TRANSFERS. The Transfer Closing shall have occurred.

             (ii) TRANSFER CLOSING  CONDITIONS.  All of the conditions set forth in Section 6.4(a) shall be conditions to the obligation of the Company to effect the Merger, with any such conditions that are to be fulfilled at or prior to the
Transfer Closing Date being required to be fulfilled as of the Effective Time.

             (iii) CERTIFICATE.  Purchaser shall have furnished the Company with a certificate  in substance  the same as the one  furnished  pursuant to Section
6.4(a)(iii), dated as of the Closing Date.

                                       48

 6.5.    FRUSTRATION OF CONDITIONS.

         None of Purchaser, Merger Sub or the Company may rely on the failure of any  condition  set forth in this Article VI to be satisfied if such failure was caused by such party's failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

                                  ARTICLE VII
                           TERMINATION AND ABANDONMENT

 7.1.    TERMINATION.

         This Agreement may be terminated and the  Transactions may be abandoned at any time prior to the Closing Date by action taken or authorized by the Board of Directors or other  governing body of the  terminating  party or parties,  as follows (the date of any such termination, the "TERMINATION DATE"):

         (a) by mutual written consent of Purchaser and the Company;

         (b) by either  Purchaser  or the  Company,  if the  Merger has not been consummated  on or before  December  15, 2006 (the  "OUTSIDE  DATE");  provided, however,  that the right to terminate this  Agreement  under this Section 7.1(b)
shall not be  available  to any party whose  failure to fulfill  any  obligation under this  Agreement  has been the cause of, or resulted in, the failure of the
Merger to be consummated on or before such date;

         (c) by either Purchaser or the Company,  if any Governmental  Authority
shall have enacted, issued, promulgated, enforced or entered any legally binding
Law,  injunction,  order,  decree or ruling or taken any other action (including the failure to have taken an action)  which has become final and  non-appealable and has the effect of making consummation of any of the Transactions  illegal or otherwise preventing or prohibiting consummation of any of the Transactions;

         (d) by  Purchaser,  if neither  Purchaser nor Merger Sub is in material breach  of  any of its  representations,  warranties  or  covenants  under  this
Agreement,  and if (i) any of the  representations  or warranties of the Company herein become untrue or inaccurate  such that the condition set forth in Section
6.2(a)  would not be  satisfied,  or (ii) there has been a breach on the part of the Company of any of its covenants or agreements herein such that the condition set forth in Section 6.2(b) would not be satisfied, and such breach (if curable)
has not been cured within twenty (20) days after notice to the Company;

         (e) by the Company,  if the Company is not in material breach of any of its  representations,  warranties or covenants under this Agreement,  and if (i)
any of the  representations  or  warranties  of  Purchaser  or Merger Sub herein become  untrue or  inaccurate,  such  that the  condition  set forth in  Section
6.4(a)(i)  would not be satisfied or (ii) there has been a breach on the part of
Purchaser or Merger Sub of any of its covenants or  agreements  herein such that the condition set forth in Section  6.4(a)(ii) would not be satisfied,  and such breach (if curable)  has not been cured within  twenty (20) days after notice to
Purchaser or Merger Sub, as the case may be;

                                       49

         (f) by Purchaser,  if the Board shall have (i) withdrawn or modified in a manner adverse to Purchaser its approval of this Agreement or the Transactions or its  recommendation  that holders of Shares adopt this  Agreement and approve the Transactions or (ii) recommended or approved any Company Takeover Proposal;

         (g) by the Company,  if the Board shall have withdrawn or modified in a manner adverse to Purchaser its approval of this  Agreement or the  Transactions or its  recommendation  that holders of Shares adopt this  Agreement and approve the  Transactions  in  accordance  with  Section  4.8(e)(i)  of this  Agreement, provided,  however, that any such purported termination pursuant to this Section
7.1(g) shall be void and of no force or effect  unless the Company  concurrently with such termination (i) pays to Purchaser the Company  Termination Fee and the
Termination  Expenses  in  accordance  with  Section  7.3 and (ii) enters into a definitive  acquisition,  merger or  similar  agreement  to effect  the  Company
Superior Offer; or

         (h) by  Purchaser  or the  Company,  if, at the  Special  Meeting,  the
Company Stockholder Approval is not obtained.

 7.2.    EFFECT OF TERMINATION.

         In the event of the  termination of this Agreement  pursuant to Section
7.1, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any party hereto (except that the provisions
of  this  Section  7.2,   Section  7.3  (Fees  and  Expenses)  and  Section  8.1
(Confidentiality) shall survive any such termination);  PROVIDED, HOWEVER, that, in the event of a termination of this Agreement  under Section 7.1(d) or 7.1(e), the  terminating  party shall be entitled to receive from the  breaching  party, within two business days after such  termination  of this  Agreement,  an amount equal to $3,000,000 (the "LIQUIDATED DAMAGES AMOUNT") as the sole and liquidated damages of the  terminating  party,  except as otherwise  expressly  provided in
Section 7.3(b)(iii). The parties acknowledge that, in the event of a termination of this  Agreement  under  either  such  Section,  the  damages  incurred by the terminating  party  would be  difficult  to  determine  and that the  Liquidated
Damages Amount  represents a reasonable  estimate of such damages.  A party will not otherwise  have any liability for any breach of any of its  representations, warranties,  covenants  or  agreements  set forth in this  Agreement  prior to a termination of this Agreement under Section 7.1, or otherwise in connection with any  termination  of this  Agreement  under  Section  7.1,  except as  otherwise expressly  provided  above  in  this  Section  7.2  or  in  Section  7.3  below.
Notwithstanding  anything to the contrary  contained in this Agreement,  nothing shall limit or prevent any party from  exercising  any rights or remedies it may have under Section 8.12 hereof in lieu of terminating this Agreement pursuant to
Section 7.1.

 7.3.    FEES AND EXPENSES.

         (a) Except as  otherwise  set forth in this  Section  7.3, all Expenses incurred in connection with this Agreement and the Transactions shall be paid by the party  incurring such expenses,  whether or not any of the  Transactions  is consummated. As used in this Agreement,  "EXPENSES" shall include all reasonable out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financing sources, experts and consultants to a party hereto and its  affiliates)  incurred by a party or on its behalf in connection with or

                                       50

related to the authorization, preparation, negotiation, execution or performance of this Agreement,  the  preparation,  printing,  filing or mailing of the Proxy
Statement,  the  solicitation  of  stockholder  approvals  and all other matters related to the consummation of the Transactions. Purchaser and the Company shall each pay one-half of the filing fee in connection with the filings under the HSR
Act.

         (b) The Company agrees that if this Agreement shall be terminated:

             (i) pursuant to Section 7.1(f),  then (so long as neither Purchaser nor  Merger  Sub  was,  as of the  Termination  Date,  in  breach  of any of its representations,  warranties  or  covenants  in this  Agreement  such  that  the condition  set forth in Section  6.4(a)(i)  or Section  6.4(a)(ii)  would not be satisfied) the Company shall pay Purchaser the Company  Termination  Fee and the
Termination Expenses; or

             (ii)  pursuant  to  Section  7.1(g),  then the  Company  shall  pay
Purchaser the Company Termination Fee and the Termination Expenses;

             (iii)  pursuant  to Section  7.1(b) or Section  7.1(h) (if prior to such termination a Company Takeover Proposal shall have been publicly  announced or otherwise  disclosed to the  stockholders  of the Company (a "COMPANY  PUBLIC
PROPOSAL"))  or  pursuant  to Section  7.1(d) and within  nine (9) months of the
Termination Date the Company or any of its subsidiaries enters into a definitive agreement with respect to, or the Board recommends that the Company stockholders approve, adopt or accept, any Company Takeover Proposal,  then the Company shall pay Purchaser the Company Termination Fee (in the case of a termination pursuant to Section 7.1(d),  with a credit for the Liquidated  Damages Amount  previously paid as provided in Section 7.2) and the Termination Expenses; or

             (iv)  pursuant to Section  7.1(h) if prior to such  termination  no
Company  Public  Proposal  shall  have  been  publicly  announced  or  otherwise disclosed  to the  stockholders  of the  Company,  then the  Company  shall  pay
Purchaser the Termination Expenses.

         (c) All Termination  Expenses payable to Purchaser under Section 7.3(b)
shall  be paid  to  Purchase  or its  designee  by the  Company  in  immediately available  funds within two (2) business  days after  receiving  evidence of the reasonably  documented  Expenses of Purchaser  and its  affiliates.  The Company
Termination  Fee shall be paid to  Purchaser  or its  designee by the Company in immediately  available  funds  (i)  within  two  (2)  business  days  after  the termination of this Agreement pursuant to Section 7.1(f), (ii) concurrently with and as a condition to the  effectiveness  of a termination  of this Agreement by the Company pursuant to Section 7.1(g),  and (iii) concurrently upon the Company entering into a definitive  agreement with respect to, or the Board recommending that the  Company  stockholders  approve,  adopt or accept,  a Company  Takeover
Proposal,  if this Agreement is terminated  under any of the  circumstances  set forth in Section  7.3(b)(iii).  In no event shall the Company be required to pay under Section 7.3(b) an amount in the aggregate in excess of $19,500,000.

         (d) For purposes of this Agreement, (i) "COMPANY TERMINATION FEE" means an amount equal to $18,000,000 and (ii) "TERMINATION  EXPENSES" means an amount,

                                       51

not to exceed  $1,500,000  (and not to exceed  $1,000,000 in the case of Section
7.3(b)(iv)),  equal to the reasonably  documented  Expenses of Purchaser and its affiliates.

         (e) Each of the Company and Purchaser  acknowledges that the agreements contained in this Section 7.3 are an integral part of the  Transactions.  In the event that the  Company  shall fail to pay the  Company  Termination  Fee or any
Termination  Expenses  when due,  the  Company  shall  reimburse  Purchaser,  in addition  to the  Termination  Expenses  and not  subject  to any  cap or  limit thereon,  for all reasonable costs and expenses  actually incurred or accrued by
Purchaser (including reasonable fees and expenses of counsel) in connection with the  collection  under and  enforcement  of this  Section  7.3.  Notwithstanding anything to the contrary in this  Agreement,  if this  Agreement  is  terminated under any of the  circumstances set forth in Section 7.3(b) as a result of which
Purchaser is entitled to receive  payment of the Company  Termination Fee and/or
Termination  Expenses,  Purchaser's  right to  receive  payment  of the  Company
Termination Fee and/or  Termination  Expenses pursuant to this Section 7.3 shall be the  exclusive  remedy of Purchaser and Merger Sub for the loss suffered as a result of the failure of the Transactions to be consummated, and upon payment of the Company Termination Fee and/or Termination  Expenses in accordance with this
Section 7.3, the Company shall have no further liability or obligation  relating to or arising out of this Agreement or the Transactions  (except with respect to the second  sentence of this Section  7.3(e) and with respect to Section 8.1) if this Agreement is terminated under any of the circumstances set forth in Section
7.3(b).

                                  ARTICLE VIII
                                  MISCELLANEOUS

 8.1.    CONFIDENTIALITY.

         Unless  (i)  otherwise  expressly  provided  in  this  Agreement,  (ii)
required by applicable Law or Governmental Authority,  (iii) necessary to secure any  required  Consents  as to which the other party has been  advised,  or (iv)
consented  to in  writing  by  Purchaser  or the  Company,  as  applicable,  any information or documents furnished in connection herewith shall be kept strictly confidential  by  the  Company,  Purchaser,  Merger  Sub  and  their  respective officers,  directors,  employees,  agents  and  representatives.  Prior  to  any disclosure pursuant to the preceding sentence,  the party intending to make such disclosure  shall use its  commercially  reasonable  efforts to consult with the other party regarding the nature and extent of the disclosure. Nothing contained herein  shall  preclude  disclosures  to the  extent  necessary  to comply  with accounting,  SEC and other disclosure  obligations imposed by applicable Law. To the extent  required by such disclosure  obligations,  Purchaser or the Company, after a party uses its commercially reasonable efforts to consult with the other party,  may file with the SEC a Report on Form 8-K  pursuant to the Exchange Act with respect to the Transactions,  which report may include, among other things, financial  statements and pro forma  financial  information  with respect to the other  party.  Purchaser  and the  Company  shall  cooperate  with the other and provide such information and documents as may be required in connection with any filings  with the SEC. In the event this  Agreement  is  terminated,  each party shall  return to the other any  documents  furnished by the other and all copies thereof any of them may have made and will hold in  confidence  any  information obtained from the other party except to the extent (i) such party is required to disclose such  information by applicable Law or such  disclosure is necessary in connection  with the pursuit or defense of a claim,  (ii) such  information  was

                                       52

known by such party prior to such  disclosure  or was  thereafter  developed  or obtained by such party  independent of such disclosure or (iii) such information becomes  generally  available to the public other than by breach of this Section
8.1. Prior to any disclosure of information  pursuant to the exception in clause
(i) of the preceding sentence, the party intending to disclose the same shall so notify  the party  which  provided  the same in order that such party may seek a protective order or other appropriate remedy should it choose to do so.

 8.2.    AMENDMENT AND MODIFICATION.

         This  Agreement  may be  amended,  modified or  supplemented  only by a written agreement among the Company, Purchaser and Merger Sub.

 8.3.    WAIVER OF COMPLIANCE; CONSENTS.

         Any failure of the  Company,  on the one hand,  or  Purchaser or Merger
Sub, on the other hand, to comply with any  obligation,  covenant,  agreement or condition herein may be waived by Purchaser, on the one hand, or the Company, on the other hand, only by a written  instrument  signed by the party granting such waiver,  but such waiver or failure to insist upon strict  compliance  with such obligation,  covenant,  agreement or condition shall not operate as a waiver of, or estoppel  with respect to, any  subsequent  or other  failure.  Whenever this
Agreement requires or permits consent by or on behalf of any party hereto,  such consent shall be given in writing in a manner  consistent with the  requirements for a waiver of compliance as set forth in this Section 8.3.

 8.4.    SURVIVAL.

         The respective representations and warranties of the Company, Purchaser and  Merger  Sub  contained  herein or in any  certificates  or other  documents delivered prior to or at the Closing shall survive the execution and delivery of this Agreement,  notwithstanding any investigation made or information  obtained by the other party, but shall terminate at the Effective Time.

 8.5.    NOTICES.

         All notices and other communications  hereunder shall be in writing and shall be deemed to have been duly given when delivered in person,  by facsimile, receipt confirmed, or on the next business day when sent by overnight courier or on the second succeeding  business day when sent by registered or certified mail
(postage  prepaid,  return receipt  requested) to the respective  parties at the following  addresses (or at such other address for a party as shall be specified by like notice):

         (i)      if to the Company, to:

                  Lone Star Steakhouse & Saloon, Inc.
                  224 East Douglas, Suite 700
                  Wichita, Kansas 67202
                  Attention:  John D. White
                  Facsimile: (316) 264-5988

                                       53

with a copy to (but which shall not constitute notice to the Company):

                  Olshan Grundman Frome Rosenzweig & Wolosky LLP
                  Park Avenue Tower
                  65 East 55th Street
                  New York, New York  10022
                  Attention: Steven Wolosky, Esq.
                  Facsimile: (212) 451-2222

         (ii)     if to Purchaser or Merger Sub, to:

                  c/o Hudson Advisors, L.L.C.
                  717 North Harwood Street, Suite 2100
                  Dallas, Texas 75201
                  Attention:  Marc L. Lipshy, Esq.
                  Facsimile:  (214) 459-1430

with a copy to (but which shall not constitute notice to Purchaser or Merger Sub)

                  Jenkens & Gilchrist, P.C.
                  1445 Ross Avenue, Suite 3700
                  Dallas, Texas 75202
                  Attention:   Robert G. McCormick, Esq.
                           Gregory J. Schmitt, Esq.
                  Facsimile:  (214) 855-4300

 8.6.    BINDING EFFECT; ASSIGNMENT.

         This Agreement and all of the  provisions  hereof shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and permitted assigns.  Neither this Agreement nor any of the rights,  interests or obligations hereunder shall be assigned by any of the parties hereto prior to the  Effective  Time,  without the prior  written  consent of the other  parties hereto;  provided,  however, that Purchaser and Merger Sub may assign all or any of their  rights  hereunder  to any of their  respective  affiliates;  provided, further,  however,  that no such assignment shall relieve the assigning party of its obligations hereunder.

 8.7.    GOVERNING LAW; JURISDICTION.

         This Agreement shall be deemed to be made in, and in all respects shall be  interpreted,  construed and governed by and in accordance  with the internal laws  of,  the  State  of  Delaware,  without  regard  to the  conflicts  of law principles  thereof.  In any action between any of the parties arising out of or relating to the subject matter of this Agreement or any of the Transactions: (a)
each of the parties irrevocably and unconditionally  consents and submits to the exclusive  jurisdiction and venue of the state and federal courts located in the
State of Delaware  (and agrees not to  commence  any such action  except in such courts) and  irrevocably and  unconditionally  waives and agrees not to plead or claim in any such  court  that any such  action  brought  in such court has been brought in an inconvenient forum; (b) if any such action is commenced in a state

                                       54

court,  then, subject to applicable law, no party shall object to the removal of such action to any federal court  located in the State of Delaware;  (c) each of the  parties  irrevocably  waives the right to trial by jury and (d) each of the parties  irrevocably  consents  to service of process by first  class  certified mail, return receipt  requested,  postage prepaid,  to the address at which such party is to receive notice in accordance with Section 8.5.

 8.8.    COUNTERPARTS.

         This  Agreement  may be executed in one or more  counterparts,  each of which  together  shall be deemed an original,  but all of which  together  shall constitute one and the same instrument.

 8.9.    INTERPRETATION.

         The article and section headings contained in this Agreement are solely for the purpose of  reference,  are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.  As used in this  Agreement,  (i) the  term  "PERSON"  shall  mean  and  include  an individual, a partnership,  a joint venture, a corporation,  a limited liability company, a trust, an association, an unincorporated organization, a Governmental
Authority and any other entity, (ii) unless otherwise specified herein, the term
"AFFILIATE,"  with  respect to any  person,  shall mean and  include  any person controlling,  controlled by or under common control with such person,  (iii) the term  "SUBSIDIARY" of any specified person shall mean any corporation a majority of the  outstanding  voting power of which, or any  partnership,  joint venture, limited  liability  company  or other  entity a  majority  of the  total  equity interest of which,  is directly or indirectly  owned by such  specified  person,
(iv) the term "KNOWLEDGE," when used with respect to the Company, shall mean the knowledge  of  the  executive  officers  of  the  Company  (without  a  duty  to investigate) and, when used with respect to Purchaser,  shall mean the knowledge of the executive officers of Purchaser (without a duty to investigate),  and (v)
the term  "INCLUDING"  shall mean "including,  without  limitation." The parties have  participated  jointly in the  negotiation  and drafting of this Agreement.
Consequently,  in the event an ambiguity or question of intent or interpretation arises,  this Agreement  shall be construed as if drafted jointly by the parties hereto,  and  no  presumption  or  burden  of  proof  shall  arise  favoring  or disfavoring  any party by  virtue of the  authorship  of any  provision  of this
Agreement.

 8.10.   ENTIRE AGREEMENT.

         This  Agreement  and the documents or  instruments  referred to herein, including,  but not limited to, the Exhibit(s)  attached  hereto and the Company
Disclosure Schedule referred to herein,  which Exhibit(s) and Company Disclosure
Schedule are  incorporated  herein by  reference,  any other  written  agreement entered into  contemporaneously  herewith,  and the  Confidentiality  Agreement, dated  December 7, 2005,  between the Company and  Purchaser,  embody the entire agreement  and  understanding  of the  parties  hereto in respect of the subject matter contained herein. There are no restrictions,  promises,  representations, warranties,  covenants or  undertakings  other than those expressly set forth or referred to herein. This Agreement and such other agreements supersede all prior agreements  and the  understandings  between  the parties  with  respect to such subject matter.

                                       55

 8.11.   SEVERABILITY.

         In case any provision in this Agreement shall be held invalid,  illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable,  and the validity,  legality and enforceability of the  remaining  provisions  hereof  shall not in any way be affected or impaired thereby nor shall the validity,  legality or enforceability of such provision be affected thereby in any other jurisdiction.

 8.12.   SPECIFIC PERFORMANCE.

         The parties  hereto  agree that  irreparable  damage would occur in the event  that  any of the  provisions  of this  Agreement  were not  performed  in accordance  with their specific terms or were otherwise  breached.  Accordingly, the parties  further agree that each party shall be entitled to an injunction or restraining  order  to  prevent  breaches  of  this  Agreement  and  to  enforce specifically  the terms and provisions  hereof in any court of the United States or any state having  jurisdiction,  this being in addition to any other right or remedy to which such party may be entitled  under this  Agreement,  at law or in equity.

 8.13.   ATTORNEYS' FEES.

         If any legal action or any  arbitration is brought for the  enforcement of this  Agreement  or  because of an alleged  dispute,  controversy,  breach or default in connection with the subject matter of this Agreement,  the prevailing party  shall be  entitled to recover  reasonable  attorneys'  fees and all other reasonable costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

 8.14.   THIRD PARTIES.

         Nothing  contained in this  Agreement or in any  instrument or document executed  by any party in  connection  with the  Transactions  shall  create any rights in, or be deemed to have been  executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted  assign of such a party,  except  pursuant to, as provided by and in accordance with the provisions of Sections 5.4 and 5.5(d) hereof.

                            [SIGNATURE PAGE FOLLOWS]

                                       56

         IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement and
Plan of Merger to be signed and delivered by their  respective  duly  authorized officers as of the date first above written.

                                  LONE STAR STEAKHOUSE & SALOON, INC.,
                                  a Delaware corporation

                                  By: /s/ Jamie B. Coulter
                                      ------------------------------------------
                                      Jamie B. Coulter,
                                      Chief Executive Officer

                                  LONE STAR U.S. ACQUISITIONS LLC, a
                                  Delaware limited liability company

                                  By: /s/ Marc L. Lipshy
                                      ------------------------------------------
                                      Marc L. Lipshy,
                                      Vice President

                                  COI ACQUISITION CORP., a Delaware corporation

                                  By: /s/ Marc L. Lipshy
                                      ------------------------------------------
                                      Marc L. Lipshy,
                                      Vice President

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                       57